UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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Simpson Manufacturing Co., Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SIMPSON MANUFACTURING CO., INC.

5956 W. Las Positas Blvd.
Pleasanton, California 94588
Voting Roadmap
At the 2018 Annual Meeting, the Company’s board of directors (the “Board”) is recommending six highly qualified and experienced nominees for election to the Board at the 2018 Annual Meeting: Karen Colonias, our CEO, Celeste Volz Ford, the CEO of Stellar Solutions, Inc., an established aerospace company, Michael A. Bless, the CEO of Century Aluminum Company, a global producer of primary aluminum, Jennifer A. Chatman, the Paul J. Cortese Distinguished Professor of Management Haas School of Business, at the University of California, Berkeley, a top business school, Robin G. MacGillivray, a former executive at AT&T Inc., a leading telecommunications company, and Philip E. Donaldson, Executive Vice President and Chief Financial Officer of Andersen Corporation, a leading international window and door manufacturing company. The Board is soliciting you to take the following actions and vote your shares of our common stock on the following proposals submitted for the 2018 Annual Meeting in the manner as recommended below:

Proposal	Solicited Actions	Board Recommendation
1	Elect six directors, each to hold office until the next annual meeting or until his or her successor has been duly elected and qualified.	For the Board’s six nominees
2	Ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2018.	For
3	Approve, on an advisory basis, the compensation of our named executive officers (“NEOs”).	For
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 USING THE ENCLOSED PROXY CARD.
THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSALS 2 AND 3.
Dear Shareholders:
Thank you for your continued investment in Simpson Manufacturing. I cordially invite you to attend the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Simpson Manufacturing Co., Inc. (the “Company” or “Simpson”), to be held at 2:00 p.m., Pacific Daylight Time, on Tuesday, April 24, 2018, at our home offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588.
We are pleased to report a year of strong performance for our shareholders, customers and employees and remain committed to positioning Simpson for long-term, sustainable and increasing profitable growth. In line with these objectives, in the last quarter of 2017, we announced our 2020 Plan which we believe will create substantial value for all shareholders of Simpson and provides additional transparency into our strategies and financial objectives. Our 2020 Plan is centered on three key operational objectives: (1) a continued focus on our organic growth, (2) a rationalization of our cost structure to improve company-wide profitability, and (3) an improvement of our working capital management primarily through the reduction of inventory levels, increasing the speed at which we collect accounts receivable and better executing on our vendor payment terms. Our management team is focused on delivering on this plan and over the coming quarters, will provide additional updates on our success and progress against the plan.
Our proxy statement is an opportunity to reflect on our performance, highlight the strengths and efforts of our Board and provide transparency into our corporate governance and executive compensation practices. Our Board has a long-standing history of being overseen by independent directors with a diverse set of skills and experiences. We are very proud that 8 out of 9 directors will be independent and over 44% of our directors will be female if all of the Board nominees are elected at the 2018 Annual Meeting.
Our Board values shareholder input and prioritizes facilitating ongoing and open shareholder engagement. In 2017, Peter Louras, the Chairman of our Board, and I have actively engaged with numerous shareholders on matters of corporate governance, executive compensation and related matters. Overall, we were pleased with the positive feedback we received and recognition from shareholders that their previous feedback has been an integral component of many of the corporate governance and executive compensation changes the Board has approved over the past two years as described below.

Corporate Governance Changes:

•
Declassified the Board: The Board has demonstrated its accountability to shareholders by declassifying the Board and requiring directors to stand for election annually through a phased-in process which begun at the 2017 Annual Meeting.

•
Removed Cumulative Voting: The Board eliminated the ability to exercise cumulative voting in director elections that could create unequal voting rights among our shareholders so that our shareholders are entitled to voting rights in proportion to their economic interest under a one-share, one-vote standard. Moreover, in any uncontested election of directors, each of the Board nominees currently needs to receive more “FOR” votes than “AGAINST” votes in order to be elected to the Board.

•
Adopted Proxy Access: Our shareholders who have owned 3% of Simpson’s shares for three years have the ability via proxy access to nominate directors to appear on the management ballot at shareholder meetings.

•	Eliminated Shareholder Rights Plan: The Board approved the termination of the Company’s shareholder rights plan in 2016.
Executive Compensation Changes

•
Transformed Executive Compensation Program: Following an extensive shareholder outreach in direct response to shareholder feedback, internal research and consultation with Mercer, in 2017, the Board approved significant changes to and a major transformation of our executive compensation programs.

•
Approved Compensation Risk Management Policies: In 2016, the Board approved a number of robust policies to enhance our compensation risk management practices, including a claw-back policy and an anti-hedging and anti-pledging policy.

Our Board values shareholder feedback and is committed to being effective stewards of shareholder capital. The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2018 Annual Meeting, which provide detailed information about the matters to be considered by shareholders at the 2018 Annual Meeting.

Very truly yours,

Brian J. Magstadt
Secretary
Pleasanton, California
March 13, 2018
The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement are first being made available to shareholders of record as of February 26, 2018 on or about March 13, 2018.

SIMPSON MANUFACTURING CO., INC.
5956 W. Las Positas Blvd.
Pleasanton, California 94588
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on April 24, 2018
To the Shareholders of Simpson Manufacturing Co., Inc.:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Simpson Manufacturing (the “Company” or “Simpson”) will be held at 2:00 p.m., Pacific Daylight Time, on Tuesday, April 24, 2018, at our home offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588 for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect six directors, each to hold office until the next annual meeting or until his or her successor has been duly elected and qualified (“Proposal 1”);

2.	To ratify the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2018 (“Proposal 2”);

3.	To approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“Proposal 3”); and

4.	To transact such other business properly brought before the 2018 Annual Meeting in accordance with the provisions of our Certificate of Incorporation and Bylaws.
Only our shareholders of record as of February 26, 2018 are entitled to notice of and will be entitled to vote at the 2018 Annual Meeting or any postponement or adjournment thereof. Such shareholders are urged to submit a proxy card as enclosed, even if your shares were sold after such date. If your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street-name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your broker or other nominee, by following those instructions, to vote your shares for the enclosed proxy card.
The accompanying materials include the Notice of Annual Meeting of Shareholders and Proxy Statement for the 2018 Annual Meeting, which provide detailed information about the matters to be considered by shareholders at the 2018 Annual Meeting. It is important that your shares be represented at the 2018 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2018 Annual Meeting, we hope that you will read the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement and the voting instructions on the enclosed proxy card. We urge you to vote by completing, signing and dating the proxy card and mailing it in the enclosed, postage pre-paid envelope, or vote by telephone or the Internet by following the instructions on the proxy card. If your shares are not registered in your own name and you would like to attend the 2018 Annual Meeting, please ask the broker, bank or other nominee that holds the shares to provide you with evidence of your share ownership.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 USING THE ENCLOSED PROXY CARD.
THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSALS 2 AND 3.
All shareholders are cordially invited to attend the 2018 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2018 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street-name”, you must also provide proof of ownership (such as recent brokerage statement). If you are a holder of record and attend the 2018 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street-name” and wish to vote in person, you must provide a “legal proxy” from your bank or broker.
Please note that, even if you plan to attend the 2018 Annual Meeting, we recommend that you vote using the enclosed proxy card prior to the 2018 Annual Meeting to ensure that your shares will be represented.

BY ORDER OF THE BOARD OF DIRECTORS,

Brian J. Magstadt
Secretary
Pleasanton, California
March 13, 2018
IMPORTANT
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE 2018 ANNUAL MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE 2018 ANNUAL MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE THE PROXIES YOU APPOINTED CAST YOUR VOTES.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING: THE PROXY STATEMENT FOR THE 2018 ANNUAL MEETING AND THE ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 ARE AVAILABLE FREE OF CHARGE AT HTTPS://MATERIALS.PROXYVOTE.COM/829073.
The Notice of Annual Meeting of Shareholders and the attached Proxy Statement are first being made available to shareholders of record as of February 26, 2018 on or about March 13, 2018.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	1
ANNUAL MEETING PROCEDURES	6
FORWARD-LOOKING STATEMENTS	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	11
PROPOSAL 1 ELECTION OF DIRECTORS	13
BOARD INFORMATION AND PRACTICES	19
BOARD COMMITTEES	23
CORPORATE GOVERNANCE	28
PROPOSAL 2 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	30
PROPOSAL 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION	31
EXECUTIVE OFFICERS	32
EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS	33
EXECUTIVE COMPENSATION SUMMARY	33
EXECUTIVE COMPENSATION ANALYSIS	39
SUMMARY COMPENSATION TABLE	52
DIRECTOR COMPENSATION	58
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	59
WHERE YOU CAN FIND MORE INFORMATION	61
OTHER BUSINESS	61
SHAREHOLDER PROPOSALS AND PROXY ACCESS NOTICES	61
ANNUAL REPORT ON FORM 10-K	62
i

SIMPSON MANUFACTURING CO., INC.
5956 W. Las Positas Blvd.
Pleasanton, California 94588
PROXY STATEMENT
For the Annual Meeting of Shareholders
To Be Held on April 24, 2018
March 13, 2018
This proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Simpson Manufacturing Co., Inc. (the “Company” or “Simpson”), to be held at 2:00 p.m., Pacific Daylight Time, on Tuesday, April 24, 2018, at our home offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588, and at any postponement or adjournment thereof (the “2018 Annual Meeting”). The 2018 Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement, the enclosed proxy card, and the Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2017 are first being mailed to shareholders of record as of February 26, 2018 on or about March 13, 2018.
Holders of our common stock at the close of business on February 26, 2018 will be entitled to vote at the 2018 Annual Meeting. Shareholders are entitled to one vote for each share of common stock held. The presence of holders of our common stock having a majority of the votes that could be cast by the holders of all outstanding shares of our common stock entitled to vote at the 2018 Annual Meeting, in person or represented by proxy, will constitute a quorum for the transaction of business at the 2018 Annual Meeting.
We have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a Notice of Annual Meeting of Shareholders, a proxy card and the Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2017, and by notifying you of the availability of our proxy materials on the Internet. The Notice of Annual Meeting of Shareholders, Proxy Statement, proxy card and Annual Report to Shareholders on Form 10-K for the Company’s fiscal year ended December 31, 2017 are available at http://materials.proxyvote.com/829073. In accordance with rules of the Securities and Exchange Commission (the “SEC”), the materials on this website are searchable, readable and printable, and the website does not have “cookies” or other tracking devices which identify visitors.
Each of the terms “we,” “our,” “us” and similar terms used in this Proxy Statement refer collectively to Simpson Manufacturing Co., Inc., a Delaware corporation and its wholly-owned subsidiaries, including Simpson Strong-Tie Company Inc., unless otherwise stated.
“$” signs appearing in this Proxy Statement represent U.S. dollars, unless otherwise stated.
QUESTIONS AND ANSWERS ABOUT THE 2018 Annual Meeting
Why am I receiving this Proxy Statement?
At the 2018 Annual Meeting, the Company asks you to vote on four proposals:

1.	to elect six directors, each to hold office until the next annual meeting or until his or her successor has been duly elected and qualified (“Proposal 1”);

2.	to ratify the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the current fiscal year (“Proposal 2”);

3.	to approve, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“Proposal 3”); and

4.	to transact such other business properly brought before the 2018 Annual Meeting in accordance with the provisions of our Certificate of Incorporation and Bylaws.
The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2018 Annual Meeting in accordance with the provisions of our Certificate of Incorporation, as amended (the “Certificate of Incorporation”) and Bylaws, as amended (the “Bylaws”).
You are receiving this Proxy Statement as a shareholder of Simpson as of February 26, 2018, the record date for purposes of determining the shareholders entitled to receive notice of and vote at the 2018 Annual Meeting. As further described below, we request that you promptly use the enclosed proxy card to vote, by Internet, by telephone or by mail.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL 1 USING THE
ENCLOSED PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSALS 2 AND 3.
When will the 2018 Annual Meeting be held?
The 2018 Annual Meeting is scheduled to be held at 2:00 p.m., Pacific Daylight Time, on Tuesday, April 24, 2018, at our home offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588.
Who is soliciting my vote?
In this Proxy Statement, the Board is soliciting your vote.
How does the Board recommend that I vote?
The Board unanimously recommends that you vote by proxy using the proxy card with respect to the proposals, as follows:
        FOR the election of all six Board nominees set forth on the proxy card (Proposal 1);
        FOR the ratification the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accountants for the current fiscal year (Proposal 2); and
        FOR the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers (Proposal 3).
Why is the Board recommending FOR the election of each of the Board’s nominees on Proposal 1 and FOR Proposals 2 and 3?
We describe all proposals and the Board’s reasons for nominating each of the Board’s nominees on Proposal 1 and for supporting Proposals 2 and 3 in detail beginning at page 13 of this Proxy Statement.
Who can vote?
Holders of our common stock at the close of business on February 26, 2018 may vote at the 2018 Annual Meeting.
As of February 26, 2018, the record date for the 2018 Annual Meeting, there were 46,684,831 shares of our common stock outstanding, each entitled to one vote, and there were approximately 9,283 shareholders of record.
How do I vote if I am a record holder?
You can vote by attending the 2018 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy in three ways:

•	By Internet: You may vote by submitting a proxy over the Internet. Please refer to the proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•
By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on the proxy card or voting instruction form and following the instructions.

•	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

•
In Person at the 2018 Annual Meeting: If you attend the 2018 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2018 Annual Meeting.

How do I vote if my common shares are held in “street name”?
If you hold your shares of common stock in “street name,” meaning such shares are held for your account by a broker or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.
If you do not provide voting instructions to your broker or other nominee holding shares of our common stock for you, your shares will not be voted with respect to Proposals 1 and 3, as they are “non-discretionary” proposals under rules of the New York Stock Exchange (“NYSE”). We therefore encourage you to provide voting instructions on a proxy card as enclosed or a provided voting instruction form to your bank or other nominee that holds your shares by carefully following the instructions provided in such institution’s or person’s notice to you.
How many votes do I have?
Shareholders are entitled to one vote for each share of common stock held. See “Required Vote” below.
How will my shares of common stock be voted?
The shares of common stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2018 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of all six Board nominees set forth on the enclosed proxy card (Proposal 1); FOR the ratification the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accountants for the current fiscal year (Proposal 2); and FOR the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers (Proposal 3).
Can shareholders still exercise proxy access rights for including their director nominees in the Company’s proxy materials for the 2018 Annual Meeting as of the date of this Proxy Statement?
No. The Board amended our Bylaws in 2017 to provide proxy access to qualifying shareholders for their director nominees. Pursuant to the amended Bylaws, however, notices for submitting nominees for election to the Board and being included in the Company’s proxy materials for the 2018 Annual Meeting, including this Proxy Statement, pursuant to the proxy access provision of our Bylaws must be received by our Secretary, at our principal executive office located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588, no later than the close of business on December 12, 2017 (the 120th day immediately before April 11, 2018, the first anniversary of the date when our definitive proxy statement was first sent to shareholders in connection with our 2017 annual meeting). As of December 12, 2017, we had not received any such notice. Because the notice period for exercising proxy access rights has already passed for the 2018 Annual Meeting, which is to held on April 24, 2018 (not more than 30 days before or 60 days after April 11, 2018) and we announced the date of 2018 Annual Meeting at least 100 days prior to the meeting date as part of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2017, as of the date of this Proxy Statement, shareholders are no longer able to exercise proxy access rights for the 2018 Annual Meeting.
Can shareholders still propose business to be considered at the 2018 Annual Meeting as of the date of this Proxy Statement?
No. Pursuant to our Bylaws, at an annual meeting of shareholders, only such business shall be conducted as shall have been properly brought before the meeting. As we publicly disclosed the date of the 2018 Annual Meeting to be April 24, 2018 at least 85 days prior to such meeting date, for any business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice in writing to our Secretary at our principal executive offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588, not less than 75 days prior to the meeting. As of February 8, 2018, we had not received any such notice. Because the period for shareholders to present business for consideration at the 2018 Annual Meeting has already passed, as of the date of this Proxy Statement, only the Board may propose business to be considered at the 2018 Annual Meeting.
Why is the election of directors at the 2018 Annual Meeting considered an uncontested election?
Pursuant to our Bylaws, as we publicly disclosed the date of the 2018 Annual Meeting to be April 24, 2018 at least 85 days prior to such meeting date, nominations for director elections (other than pursuant to the proxy access provision of our Bylaws) by shareholders for election at the 2018 Annual Meeting must be received by our Secretary, at our principal executive offices located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588, not less than 75 days prior to the meeting. As of February 8, 2018, we had not received any such nomination. Because the period for shareholders to nominate director candidates for election at the 2018 Annual Meeting has already passed, as of the date of this Proxy Statement, the six director candidates nominated by the Board are the only nominees for election to the Board at the 2018 Annual Meeting.
When will declassification of the Board be complete?
At the March 28, 2017 special meeting of the shareholders, our shareholders approved and adopted an amendment to the Company’s Certificate of Incorporation to declassify the Board over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the 2017 annual meeting of the shareholders. Declassification of the Board therefore is phased-in over a period of three years beginning with the 2017 annual meeting and concluding at the 2019 annual meeting of shareholders. Directors elected at or after the 2017 annual meeting are elected to one-year terms expiring at the next annual meeting of shareholders following their election. Directors elected to the Board before the 2017 annual meeting will complete the remainder of their respective three-year terms. As a result, declassification of the Board will be complete as of the 2019 annual meeting of shareholders, and going forward, all members of the Board will serve one-year terms.
What vote is required with respect to the proposals?
Pursuant to our Bylaws, in an uncontested election, directors are elected by the affirmative vote of a majority of the votes cast. Under this majority voting standard, each of the six director nominees on Proposal 1 will be elected if he or she receives more “FOR” votes than “AGAINST” votes, with broker non-votes and abstentions not counted as votes cast either “FOR” or “AGAINST” the nominee. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” as to each person nominated by the Board.
Proposals 2 and 3 will be decided by the affirmative vote of a majority of the votes cast. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals. Each of Proposals 2 and 3 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” such given proposal.
What is the effect of abstentions and broker non-votes on voting?
Abstentions by shareholders from voting and broker non-votes will be counted towards determining whether or not a quorum is present. However, because abstentions and broker non-votes do not count as affirmative or negative votes cast, they will not affect the outcome of the vote of any proposal at the 2018 Annual Meeting, except where brokers or other nominees may exercise their discretion on “discretionary” proposals.
With respect to the 2018 Annual Meeting, Proposal 2 to ratify the appointment of our independent registered public accountants is considered a “discretionary” proposal under rules of the NYSE for which your broker or other nominee does not need your voting instruction in order to vote your shares. In contrast, your broker or other nominee will not have discretion to vote on Proposals 1 and 3 absent voting instructions from you, as they are “non-discretionary” proposals.
If you hold your shares in “street-name” through a broker or other nominee, absent voting instructions from you, your shares will not be counted as voting and will have no effect on those proposals requiring shareholder approval. Therefore, you are urged to instruct your broker or other nominee to submit a proxy card as enclosed or vote by telephone or the internet as instructed on the proxy card.
If I have already voted by proxy against the proposals, can I still change my mind?
Yes. To change your vote by proxy, simply sign, date and return the enclosed proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR the election of each of the Board’s six nominees on Proposal 1 and FOR Proposals 2 and 3. Only your latest dated proxy will count at the 2018 Annual Meeting.
Will my shares be voted if I do nothing?
If your shares of our common stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2018 Annual Meeting and vote in person.
If your shares of common stock are held in “street name,” that is, held for your account by a broker or other nominee, and you do not instruct your broker or other nominee how to vote your shares, then, because Proposals 1 and 2 are “non-discretionary” proposals, your broker or other nominee would only have discretionary authority to vote your shares on Proposal 3 but not on other proposals. If your shares of our common stock are held in “street name,” your broker or other nominee should have provided you a proxy card as enclosed or a voting instruction form with this Proxy Statement. We strongly encourage you to authorize your broker or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

Please return your proxy card or voting instruction form to your broker or other nominee. Please contact the person responsible for your account to ensure that a proxy card or voting instruction form is voted on your behalf.
We strongly urge you to vote by proxy FOR the election of each of the Board’s nominees on Proposal 1 and FOR Proposals 2 and 3, by signing, dating and returning the enclosed proxy card in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your broker or other nominee and provide specific instructions to your broker or other nominee to vote as described above.
What constitutes a quorum?
The presence of holders of our common stock having a majority of the votes that could be cast by the holders of all outstanding shares of our common stock entitled to vote at the 2018 Annual Meeting, in person or represented by proxy, will constitute a quorum for the transaction of business at the 2018 Annual Meeting.
Votes withheld, abstentions and broker non-votes, if any, will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2018 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.
Where can I find the proxy materials for the 2018 Annual Meeting?
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING: THE PROXY STATEMENT FOR THE 2018 ANNUAL MEETING AND THE ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 ARE AVAILABLE FREE OF CHARGE AT HTTP://MATERIALS.PROXYVOTE.COM/829073.

ANNUAL MEETING PROCEDURES
Annual Meeting Admission
Only Simpson shareholders or their duly authorized and constituted proxies may attend the 2018 Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the 2018 Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record and you plan to attend the 2018 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your bank or broker or other proof of ownership as of the close of business on February 26, 2018, the record date, to be admitted to the 2018 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your broker, bank or other nominee.
After the chairman of the meeting announces the opening of the polls for the first matter upon which the shareholders will vote at the 2018 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2018 Annual Meeting. All persons attending the meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2018 Annual Meeting.
Who Can Vote, Outstanding Shares
Holders of record of our common stock at the close of business on February 26, 2018 may vote at the 2018 Annual Meeting.
As of February 26, 2018, the record date for the 2018 Annual Meeting, there were 46,684,831 shares of our common stock outstanding, each entitled to one vote, and there were approximately 9,283 shareholders of record.
Voting Procedures
You can vote by attending the 2018 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote by proxy in three ways:

•	By Internet: You may vote by submitting a proxy over the Internet. Please refer to the proxy card or voting instruction form provided to you by your broker for instructions of how to vote by Internet.

•
By Telephone: Shareholders located in the United States that receive proxy materials by mail may vote by submitting a proxy by telephone by calling the toll-free telephone number on your proxy card or voting instruction form and following the instructions.

•	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope.

•
In Person at the 2018 Annual Meeting: If you attend the 2018 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2018 Annual Meeting.

If you hold your shares of common stock in “street name,” meaning such shares are held for your account by a broker, bank or other nominee, then you will receive instructions from such institution or person on how to vote your shares. Your broker, bank or other nominee will allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.
Proxy Card
The shares represented by any proxy card which is properly executed and received by the Company prior to or at the 2018 Annual Meeting will be voted in accordance with the specifications made thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy card will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of all six Board nominees set forth on the proxy card (Proposal 1); FOR the ratification the Board’s selection of Grant Thornton LLP as the Company’s independent registered public accountants for 2018

(Proposal 2); and FOR the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers (Proposal 3).
As of the date of this Proxy Statement, we are not aware of any matters that are expected to come before the 2018 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented by the Board at the 2018 Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Board will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed proxy card.
Record Date
Only holders of record of common stock at the close of business on February 26, 2018 will be entitled to notice of and to vote at the 2018 Annual Meeting.
Quorum
The presence of holders of our common stock having a majority of the votes that could be cast by the holders of all outstanding shares of our common stock entitled to vote at the 2018 Annual Meeting, in person or represented by proxy, will constitute a quorum for the transaction of business at the 2018 Annual Meeting. Votes withheld, abstentions and broker non-votes, if any, will be counted as present or represented for purposes of determining the presence or absence of a quorum for this meeting. In the absence of a quorum, the 2018 Annual Meeting may be adjourned by a majority of the votes entitled to be cast represented either in person or by proxy.
Required Vote
As a holder of our common stock, you are entitled to one vote per share on any matter submitted to a vote of the shareholders.
Pursuant to our Bylaws, in an uncontested election, directors are elected by the affirmative vote of a majority of the votes cast. Under this majority voting standard, a director nominee will be elected as a director if the nominee receives the affirmative vote of a majority of the votes cast for the nominee, meaning that to be elected the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” the nominee, with broker non-votes and abstentions not counted as votes cast either “FOR” or “AGAINST” the nominee.
As a result, each of the six director nominees on Proposal 1 will be elected if he or she receives more “FOR” votes than “AGAINST” votes at the 2018 Annual Meeting.
The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” as to each person nominated by the Board. Abstentions and broker non-votes, if any, will not constitute votes cast or votes withheld on Proposal 1 and will accordingly have no effect on the outcome of the vote on Proposal 1. Under our Certificate of Incorporation and Bylaws, shareholders will not be able to cumulate their votes in the election of directors.
Proposals 2 and 3 will be decided by the affirmative vote of a majority of the votes cast. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on these proposals. Any of Proposals 2 and 3 will pass if the total votes cast “for” such proposal exceed the total number of votes cast “against” the proposal.
Abstentions, if any, will not constitute votes cast on any of Proposals 2 and 3 or “for” or “against” with respect to any director nominee on Proposal 1 and will accordingly have no effect on the outcome of the vote on such proposals.
Broker non-votes, if any, will not constitute votes cast on Proposal 3 or “for” or “against” with respect to any director nominee on Proposal 1 and will accordingly have no effect on the outcome of the vote on such proposals. Since Proposal 2 to ratify the appointment of our independent registered public accountants is considered a “discretionary” proposal, your broker may vote your shares without your voting instruction.
Proposal 3 is an advisory proposal only and is not binding on the Board or the Company.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION
OF EACH OF THE BOARD’S SIX NOMINEES ON PROPOSAL 1 USING THE
ENCLOSED PROXY CARD.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR PROPOSALS 2 AND 3.
Abstentions and Broker Non-Votes
Abstentions by shareholders from voting and broker non-votes will be counted towards determining whether or not a quorum is present. However, because abstentions and broker non-votes do not count as affirmative or negative votes cast, they will not affect the outcome of the vote of any proposal at the 2018 Annual Meeting, except where brokers may exercise their discretion on “discretionary” proposals, as discussed below.
A “broker non-vote” occurs when shares held by a broker or other nominee are not voted with respect to a particular proposal because the broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients at least 10 days before the date of the meeting. If your bank, broker or other nominee holds your shares in its name and you do not instruct your broker or other nominee how to vote, your broker or other nominee will only have discretion to vote your shares on “discretionary” proposals.
Rules of the NYSE determine whether proposals presented at shareholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker or other nominee is permitted under NYSE rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker or other nominee is not permitted under NYSE rules to vote on the proposal without receiving voting instructions from you.
With respect to the 2018 Annual Meeting, Proposal 2 to ratify the appointment of our independent registered public accountants is considered a “discretionary” proposal under NYSE rules for which your broker or other nominee does not need your voting instruction in order to vote your shares. In contrast, your broker or other nominee will not have discretion to vote on Proposals 1 and 3 absent voting instructions from you, as they are “non-discretionary” proposals.
We encourage you to provide voting instructions on a proxy card as enclosed or a provided voting instruction form to the bank, broker, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.
Revocability of Proxy
A shareholder of record who has properly executed and delivered a proxy may revoke such proxy at any time before the 2018 Annual Meeting in any of the four following ways:

•	timely complete and return a new proxy card bearing a later date;

•	vote on a later date by using the Internet or telephone;

•	deliver a written notice to our Secretary prior to the 2018 Annual Meeting by any means, including facsimile, stating that your proxy is revoked; or

•	attend the meeting and vote in person.
If your shares are held of record by a bank, broker, trustee or other nominee other nominee and you desire to vote at the meeting, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.
Appraisal Rights
Holders of shares of common stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.
Proxy Access
The Board amended our Bylaws on March 28, 2017 to provide proxy access to qualifying shareholders effective as of March 28, 2017. Pursuant to our amended Bylaws, the notice period for exercising proxy access rights has already passed for the 2018 Annual Meeting. As a result, as of the date of this proxy statement, our shareholders will no longer be able to exercise proxy access rights for the 2018 Annual Meeting.

Shareholder List
A list of shareholders entitled to vote at the 2018 Annual Meeting will be available for examination by any shareholder for any purpose germane to the 2018 Annual Meeting during ordinary business hours at our corporate headquarters located at 5956 W. Las Positas Blvd., Pleasanton, California, 94588, for the ten days prior to the 2018 Annual Meeting, and also will be available for examination by any shareholder at the 2018 Annual Meeting.
Communications with the Board
We encourage shareholders and interested parties to communicate any concerns or suggestions directly to the independent members of the Board, by writing to:
Board of Directors
Simpson Manufacturing Co., Inc.
P.O. Box 1394
Alamo, CA 94507-7394
Other Matters
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2018 ANNUAL MEETING: THE PROXY STATEMENT FOR THE 2018 ANNUAL MEETING AND THE ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017 ARE AVAILABLE FREE OF CHARGE AT HTTP://MATERIALS.PROXYVOTE.COM/829073.
Persons Making the Solicitation
We are required by law to convene annual meetings of shareholders at which directors are elected. The Board is soliciting proxies from our shareholders for the 2018 Annual Meeting. United States federal securities laws require us to send you this Proxy Statement, and any amendments and supplements thereto, and to specify the information required to be contained in it. The Company will bear the expenses of calling and holding the 2018 Annual Meeting and the solicitation of proxies therefor. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to shareholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of pocket expenses for forwarding proxy materials to shareholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit proxies on behalf of the Board, without additional compensation, personally or by telephone. We may also solicit proxies by email from shareholders who are our employees or who previously requested to receive proxy materials electronically.
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”) and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, the Company’s future meeting dates, board and committee members, director nominees, officers (including executive officers and named executive officers), compensation arrangements, plans or amendments (including those related to profit sharing and stock-based compensation), company policies, corporate governance practices, documents or amendments (including charter or bylaw amendments, shareholder rights plans or similar arrangements) as well as capital and corporate structure (including major shareholders, board structure and board composition), are forward-looking statements. Forward-looking statements generally can be identified by words such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “intend,” “plan,” “target,” “continue,” “project,” “change,” “result,” “future,” “will,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions. Forward-looking statements are necessarily speculative in nature, are based on numerous assumptions, and involve known and unknown risks, uncertainties and other factors (some of which are beyond the Company's control) that could significantly affect the Company's operations and may cause its actual actions, results, financial condition, performance or achievements to be substantially different from any future actions, results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) the impact, execution and effectiveness of the Company’s current strategic plan, the 2020 Plan, and the efforts and costs to implement the plan; (ii) general economic cycles and construction business conditions; (iii) customer acceptance of our products; (iv) product liability claims, contractual liability, engineering and design liability and similar liabilities or claims, (v) relationships with partners, suppliers and customers and their financial conditions; (vi) materials and manufacturing costs; (vii) changes in capital and credit market conditions; (viii) technological developments, including system updates and conversions; (ix) increased competition; (x) changes in laws or industry practices; (xi) litigation risks and actions by activist shareholders, (xii) changes in market conditions; (xiii) governmental and business conditions in countries where our products are manufactured and sold; (xiv) natural disasters and other factors that are beyond the

Company’s reasonable control; (xv) changes in trade regulations or U.S. and international taxes, tariffs and duties including those imposed on the Company’s income, imports, exports and repatriation of funds; (xvi) effects of merger or acquisition activities or the lack thereof; (xvii) actual or potential takeover or other change-of-control threats; (xviii) changes in our plans, strategies, objectives, assumptions, expectations or intentions; and (xix) other risks and uncertainties indicated from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including, without limitation, most recently the Company’s Annual Report to Shareholders on Form 10-K for the period ended December 31, 2017, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All forward-looking statements hereunder are made as of the date of this Proxy Statement and are subject to change. Except as required by law, the Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. We further do not accept any responsibility for any projections or reports published by analysts, investors or other third parties. Each forward-looking statement contained in this Proxy Statement is specifically qualified in its entirety by the aforementioned factors. You are hereby advised to carefully read this Proxy Statement in conjunction with the important disclaimers set forth above and are urged not to rely on any forward-looking statements in reaching any conclusions or making any investment decisions.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table provides information, as of February 26, 2018, the record date for the 2018 Annual Meeting, unless otherwise indicated, about the beneficial ownership of our common stock by -

•	each shareholder known by us to be the beneficial owner of more than 5% of our common stock,

•	each of our directors and each of our director nominees,

•
each of our Principal Executive Officer, our Principal Financial Officer and our three other most highly compensated executive officers (collectively, the “Named Executive Officers” or “NEOs”) as named in the Summary Compensation Table (See “Executive Compensation” below),

•	and all of our executive officers and directors as a group.

Name and, for Each 5% Beneficial Owner, Address(1)	Beneficial Ownership of Shares of Common Stock(1)		Percent of Class(2)
Sharon Simpson
21C Orinda Way
Orinda, CA 94563	5,111,828		10.7%

BlackRock, Inc.
55 East 52nd Street
New York, NY 10055	5,640,565	(3)	12.1%

The Vanguard Group
100 Vanguard Blvd.
Malvern, PA 19355	3,689,719	(4)	7.9%

Karen Colonias	60,361		*

Brian J. Magstadt	25,190		*

Ricardo M. Arevalo	13,564		*

Roger Dankel	12,564		*

James S. Andrasick	9,107		*

Michael A. Bless	1,438		*

Jennifer A. Chatman	10,532		*

Gary M. Cusumano	16,332		*

Philip E. Donaldson	—		*

Celeste Volz Ford	7,777		*

Peter N. Louras, Jr.	15,215		*

Robin G. MacGillivray	10,532		*

All executive officers and directors as a group (12 persons)	182,612		*
____________
*         Less than 0.5%.
(1)     Information in this table is based on information that our officers and directors provided to us and on statements on Schedule 13D or 13G that shareholders filed with the SEC and sent to us. Unless otherwise indicated below in the respective footnotes, the persons named in the table had sole voting and sole dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable. Pursuant to the rules of the SEC, the number of shares of our common stock below includes shares issuable upon settlement of restricted stock units held by the respective person or group that will vest within 60 days of February 26, 2018 (but not restricted stock units that will vest more than 60 days after February 26, 2018).
(2)     Applicable percentage of ownership is based upon 46,684,831 shares of our common stock outstanding as of February 26, 2018.

(3) Based on the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 17, 2018, BlackRock, Inc. has sole voting power with respect to 5,558,378 shares and sole dispositive power with respect to 5,640,565 shares.
(4)     Based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 7, 2018, The Vanguard Group has sole voting power with respect to 49,959 shares, shared voting power with respect to 5,500 shares, sole dispositive power with respect to 3,637,060 shares and shared dispositive power with respect to 52,659 shares.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Composition of the Board
The Board currently consists of eight members. The Board has resolved to fix its size to be nine directors as of the 2018 Annual Meeting. Information about our current Board members and the new Board director nominee as of the 2018 Annual Meeting is set forth in the table below:

Name	Age	Director Since	Independent	Year Current Term Will Expire
Philip E. Donaldson	55	N/A	X	Being nominated by the Board for election to the Board at the 2018 Annual Meeting.
Karen Colonias (CEO)	61	2013		2018
Celeste Volz Ford	61	2014	X	2018
Michael A. Bless	52	2017	X	2018
Jennifer A. Chatman	59	2004	X	2018
Robin G. MacGillivray	63	2004	X	2018
Peter N. Louras, Jr. (Chairman of the Board)	68	1999	X	2019
James S. Andrasick	74	2012	X	2019
Gary M. Cusumano	74	2007	X	2019
The Board is comprised of directors with strong professional reputations, skills and experience in established companies and other organizations of comparable status and size to us and/or in areas or industries relevant to our business, strategy and operations. Core skills and experiences represented by continuing members of the Board and the new Board director nominee are included in the summary graphic below:

Directors Skills and Expertise*

Executive Leadership
9
Public Company Board
5
Business Strategy
9
Mergers & Acquisitions
9
Financial Expertise
6
Financial Literacy
9
International Business
6
Industry Experience
5
Corporate Governance
9
Risk Management
6
Talent Management/HR
5
Technology
4

* Includes Director nominee Donaldson

The current composition of the Board and its director nominees reflect director-selection criteria developed by the Nominating and Governance Committee to address the needs and priorities of the Company and satisfy certain regulatory requirements. See “Director Selection Criteria” below.
Director Terms
At the March 28, 2017 special meeting of the shareholders, our shareholders approved and adopted an amendment to the Company’s Certificate of Incorporation to declassify the Board over a three-year period and provide that directors who are up for election be elected for one-year terms beginning at the 2017 annual meeting of the shareholders. Our current directors Karen Colonias, Celeste Volz Ford and Michael A. Bless were elected to one-year terms at the 2017 annual meeting. As a result, their terms will expire at the 2018 Annual Meeting. Directors elected to the Board prior to the 2017 annual meeting will complete the remainder of their respective three-year terms. Our current directors Jennifer A. Chatman and Robin G. MacGillivray were elected to three-year terms at the 2015 annual meeting of shareholders. As a result, their terms will also expire at the 2018 Annual Meeting. Our current directors Peter N. Louras, Jr., James S. Andrasick, Gary M. Cusumano were elected to three-year terms at the 2016 annual meeting of shareholders. As a result, their terms will expire at the 2019 annual meeting of shareholders. If elected at the 2018 Annual Meeting, Philip E. Donaldson will serve a one-year term on the Board and his term will expire at the 2019 annual meeting of shareholders.
Board Nominees
The Board, on the recommendation of its Nominating and Governance Committee, which is composed only of independent members of the Board, has nominated our incumbent directors Karen Colonias, Celeste Volz Ford, Michael A. Bless, Jennifer A. Chatman and Robin G. MacGillivray, whose terms are currently set to expire at the 2018 Annual Meeting, for re-election to the Board, and a new director candidate, Philip E. Donaldson, for election to the Board. The Board recommends that shareholders vote to elect each of Ms. Colonias, Ms. Ford, Mr. Bless, Ms. Chatman, Ms. MacGillivray and Mr. Donaldson to hold office until the election and qualification of directors at the 2019 annual meeting of shareholders. Pursuant to the Company’s Certificate of Incorporation and Bylaws, any new director candidate and each of our incumbent directors who are up for re-election will be elected at the 2018 Annual Meeting for a 1-year term expiring upon the election and qualification of directors at the annual meeting of shareholders to be held in 2019.
Each of Ms. Colonias, Ms. Ford, Mr. Bless, Ms. Chatman, Ms. MacGillivray and Mr. Donaldson has consented to be named in this Proxy Statement and to serve as a director if elected. Unless otherwise instructed, the persons named as proxies in the enclosed proxy card will vote the proxies received by them for the six Board nominees. The Board knows of no reason why any of the nominees named in this Proxy Statement would be unable or for good cause will not serve, but if any nominee should for any reason be unable to serve or for good cause will not serve, the Board reserves the right to nominate substitute nominees for election prior to the 2018 Annual Meeting, in which case the Company will file an amendment to this Proxy Statement disclosing the identity of such substitute nominees and related information and the proxies received will be voted for such substitute nominees.
Each incumbent director who is up for election has submitted his or her resignation as a director, which resignation becomes effective only if such nominee does not receive the affirmative vote of a majority of the votes cast and the Board accepts his or her resignation. Even if such nominee does not receive the affirmative vote of a majority of the votes cast, he or she will nevertheless continue to serve as a director until the Board accepts his or her resignation.
Board Nominee and Director Qualifications and Biographical Information
The Board nominees and our directors are individuals of reputation, integrity and accomplishment. They bring to the Board a range of expertise, talents and insights. In addition, they bring practical industry experience in a variety of areas. See “Composition of the Board” above. As is required by our Governance Guidelines, a majority of our outside (non-management) directors must be independent. To be independent, a director must have no financial, family or close personal ties to us or our executive officers and must meet the NYSE independence standards. See “Board Independence” below. We undertake serious and deliberate consideration to evaluate periodically our current directors’ skill sets and are committed to Board refreshment and succession planning. For prospective director candidates, we seek individuals with qualifications and attributes that are complementary to our business, industry, strategy and current directors’ skills and experience. See “Director Selection Criteria” below.

Board Nominees for Election as Directors at the 2018 Annual Meeting
1.  Karen Colonias

Experience: Ms. Colonias has been our Chief Executive Officer since January 2012, and in 2013 she was appointed to the Board. From 2009 - 2012 she was our Chief Financial Officer, Secretary and Treasurer. Prior to that, she held the position of Vice President of our global structural product solutions subsidiary, Simpson Strong-Tie Company Inc. and, in that capacity from 2004 to 2009, served as the Branch Manager of Simpson Strong-Tie’s manufacturing facility in Stockton, California. She joined Simpson Strong-Tie in 1984 as an engineer in the research and development department, where she was responsible for the design and testing of new products and code development. In 1998 she was promoted to Vice President of Engineering, responsible for Simpson Strong-Tie’s research and development efforts. Before joining Simpson Strong-Tie, she worked as a civil engineer for the Bechtel Corporation, a global engineering, construction, and project management company. Since 2016, she has served as a director of Reliance Steel and Aluminum Co.

Contribution to and function on the Board: Ms. Colonias brings to the Board her deep industry knowledge and her dedication to the ongoing success of the Company. She is our management’s only representative on the Board. She actively shapes the Company’s strategic objectives and brings her extensive knowledge and understanding to the Company culture, its operations, its employees, customers, suppliers, investors and other stakeholders. She has demonstrated a commitment to integrity in all aspects of the Company’s business and transparency in her leadership of the Company. She is currently a member of the Corporate Strategy and Acquisitions Committee.

2.  Celeste Volz Ford

Experience: Ms. Ford joined the Board in 2014. She has been the Chief Executive Officer of Stellar Solutions, Inc. since she founded the company in 1995. Stellar Solutions is a global provider of systems engineering expertise and a recognized leader in government and commercial aerospace programs. She is a proven leader of the Stellar companies, including Stellar Solutions, Inc., which provides engineering services, Stellar Solutions Aerospace Ltd, their UK-based affiliate, QuakeFinder, the humanitarian R&D division of Stellar Solutions, and the Stellar Solutions Foundation, a division focused on charitable giving to promote community involvement and outreach efforts. Ms. Ford sits on the boards of Seagate Government Solutions, The University of Notre Dame Board of Trustees, the American Conservatory Theater and the business Advisory Counsel of Illuminate Ventures.

Contribution to and function on the Board: Ms. Ford brings to the Board her proven record of leadership and entrepreneurial spirit as well as her deep understanding of and experience with cyber, technology and software. She also brings her deep knowledge of strategic planning, a significant focus of the Company, and risk management. Additionally, she brings her valuable insights regarding activities in Europe. She is a member of the Compensation and Leadership Development Committee and the Corporate Strategy and Acquisitions Committee.

3.  Michael A. Bless

Experience: Mr. Bless has been President and Chief Executive Officer of Century Aluminum Company since November 2011 and was Century Aluminum’s Executive Vice President and Chief Financial Officer from January 2006 to October 2011. He has been a board member of Century Aluminum since December, 2012, and a board member of CNA Financial Corporation since October, 2017, both of which are public companies. He has been National Trustee of Boys and Girls Clubs of America since January 2014.

Contribution to and function on the Board: Having held senior management positions at a public company in a related industry, Mr. Bless brings valuable leadership, industry, risk-management, investor-relation, international operations experience and strategy-development experience to the Board. His business insights, financial acumen and expansive knowledge of the construction materials industry and global market conditions enhance the collective corporate governance, strategic growth and financial expertise of the Board. He is a member of the Audit and Finance Committee and the Corporate Strategy and Acquisitions Committee.

4.  Jennifer A. Chatman

Experience: Ms. Chatman joined the Board in 2004. She is the Paul J. Cortese Distinguished Professor of Management Haas School of Business, University of California, Berkeley. Before joining the Berkeley faculty in 1993, she was a professor of the Kellogg Graduate School of Management, Northwestern University. She received her Ph.D. from Berkeley in 1988. She is a Trustee of Prospect Sierra School. In addition to her research and teaching at Berkeley, she consults with a wide range of organizations and is the faculty director of the Berkeley Executive Leader Program.

Contribution to and function on the Board: Ms. Chatman brings to the Board a deep understanding of organizational structure, leadership and compensation that gives us an objective perspective in interpreting and leveraging our unique culture to achieve our strategic objectives. She also brings insights into the Company’s strategy and process of formulating a sound, realistic strategy. She is able to focus on the organizational culture and its significance to the Company along with important considerations as the Company grows and changes. She brings her expertise in human resources along with a balanced perspective and her academic knowledge from a research perspective of business. She is the Chair of the Compensation and Leadership Development Committee and a member of the Audit and Finance Committee.

5.  Robin G. MacGillivray

Experience: Ms. MacGillivray joined the Board in 2004. She retired from AT&T Inc. in 2014 with nearly 15 years of executive leadership experience as a corporate officer. From 2010 until her retirement in 2014 she was Senior Vice President - One AT&T Integration where she led the implementation of hundreds of world-wide initiatives designed to integrate merged organizations for optimal customer service and financial performance. Prior to that, she was Senior Vice President - Regional and Local Markets, responsible for service and sales of AT&T’s small business customers nationwide. Previously, she was President of Business Communications Services for AT&T’s western region, where she served the needs of small, medium and large businesses, including government, education and health care accounts. Over the course of her 35-year career, she held leadership positions in a variety of other areas, including engineering, operations, construction, finance and human resources.

Contribution to and function on the Board: Ms. MacGillivray brings to the Board her significant experience with mergers and acquisitions, particularly the integration of acquired entities. As a result of her accomplishments at AT&T, she also brings her substantial experience with and understanding of corporate culture, how to build teams, leadership development and change management. She also brings her dedication to corporate governance. She is the Chair of the Nominating and Governance Committee and a member of the Audit and Finance Committee and the Corporate Strategy and Acquisitions Committee.

6.  Philip E. Donaldson

Experience: Mr. Donaldson has been the Chief Financial Officer at Andersen Corporation since 2004 and serves as its Executive Vice President, a member of its Executive Committee, and on its Board of Directors. Andersen Corporation is a leading maker of windows and doors for residential and commercial markets with 11,000 employees in locations across North America and sales worldwide. Prior to Andersen Corporation, Mr. Donaldson spent sixteen years at Armstrong World Industries, Inc. in various management roles in sales and marketing, quality management, manufacturing, and general management.

Mr. Donaldson also serves on the Board of Directors of HealthPartners, Inc., as the chairman of Lakeview Health System, and as the chairman of the Window and Door Manufacturer’s Association.

Contribution to and function on the Board: Mr. Donaldson has extensive industry, operational and financial management experience and brings to the Board his strong focus on driving shareholder value as well as expertise in capital markets financing, acquisitions and integration, information systems and technology, and sales and marketing. If Mr. Donaldson is elected to the Board at the 2018 Annual Meeting, the Board currently anticipates appointing him to one or more committee positions as appropriate.

Continuing Directors
1.  Peter N. Louras, Jr.

Experience: Mr. Louras joined the Board in 1999. He is a retired corporate executive and was appointed Chairman of the Board in April, 2014. He joined The Clorox Company in 1980 and was Group Vice President from May, 1992 until his retirement in July 2000. In this position, he served on The Clorox Company’s executive committee with overall responsibility for its international business activities and business development function, including acquisitions and divestitures. Before joining The Clorox Company, Mr. Louras, a certified public accountant, worked at Price Waterhouse in its offices in both San Francisco, California and Philadelphia, Pennsylvania. Mr. Louras actively participates in civic projects and serves on the boards of various non-for-profit organizations.

Contribution to and function on the Board: Mr. Louras brings to the Board and to his role as its Chair a highly effective collaborative and consensus-building and style of leadership. His business acumen stemming from his significant business background, which includes acquisition and international operating experience, brings a global perspective to the Board on the Company’s U.S. and international operations. He also brings a balanced perspective on a wide range of corporate governance, management and compensation issues, and he has been active in engagement with shareholders to both address their concerns and also preserve the philosophy behind the company value, structure and culture developed by the Company’s founder, Barclay Simpson. He is a member of the Audit and Finance Committee, the Compensation and Leadership Development Committee and the Corporate Strategy and Acquisitions Committee.

2.  James S. Andrasick

Experience: Mr. Andrasick joined the Board in 2012. He was the Chairman of Matson Navigation Company’s board of directors, until his retirement in 2009, and was its President and Chief Executive Officer from 2002 through 2008. Prior to his positions at Matson Navigation, he was the Chief Financial Officer of Alexander & Baldwin, Inc., the parent company of Matson Navigation, and was responsible for all business development activity. He recently served as a Trustee and Chair of the finance committee of Mills College and is presently a Trustee of the U.S. Coast Guard Foundation and a Trustee and the Treasurer of the Big Sur Land Trust. He also previously served as a director and the Chairman of the board of the American Red Cross, Hawaii State Chapter, as well as served on the boards of the Aloha United Way, Arthritis Foundation and Hawaii Maritime Center. He was the Chairman and a Trustee of the University of Hawaii Foundation.

Contribution to and function on the Board: Mr. Andrasick brings to the Board a balanced perspective and his consensus-building style along with his business acumen stemming from his 40 years of business experience, including international experience. He also brings his financial and capital allocation and management expertise, and a strong understanding of developing markets. His experience in developing the China market for Matson Navigation, in real estate development for Alexander & Baldwin and in mergers and acquisitions gives him a unique understanding of the Company’s current opportunities, and his strong financial and operations background adds depth to the Board’s understanding of our business. He is the Chair of the Audit and Finance Committee and a member of the Nominating and Governance Committee and the Corporate Strategy and Acquisitions Committee.

3.  Gary M. Cusumano

Experience: Mr. Cusumano joined the Board in 2007. He was with the Newhall Land and Farming Company for more than 35 years, most recently as the Chairman of its board of directors, until his retirement in 2006. He is a director of Forest Lawn Memorial Park and the J.G. Boswell Company and was a director of Granite Construction, Inc., Sunkist Growers, Inc., Watkins-Johnson Company and Zero Corporation and has served on the boards of many not-for-profit and community service organizations.

Contribution to and function on the Board: Mr. Cusumano brings to the Board his deep understanding of real estate development, and along with his business acumen and focus, give him the ability to constructively challenge management in a positive manner. He also brings to the Board a balanced perspective from both the management and board member perspectives given his extensive leadership abilities and significant boardroom experience. He is the Chair of the Corporate Strategy and Acquisitions Committee and a member of the Compensation and Leadership Development Committee and the Nominating and Governance Committee.

Required Vote
Pursuant to our Bylaws, in an uncontested election, directors are elected by the affirmative vote of a majority of the votes cast. Under this majority voting standard, a director nominee will be elected as a director if the nominee receives the affirmative vote of a majority of the votes cast for the nominee, meaning that to be elected the number of votes cast “FOR” a nominee must exceed the number of votes cast “AGAINST” the nominee, with broker non-votes and abstentions not counted as votes cast either “FOR” or “AGAINST” the nominee. At the 2018 Annual Meeting, our shareholders will vote to elect six directors. As a result, each of the six director nominees on Proposal 1 will be elected if he or she receives more “FOR” votes than “AGAINST” votes at the 2018 Annual Meeting. Under our Certificate of Incorporation and Bylaws, shareholders will not be able to cumulate their votes in the election of directors. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” as to each person or all six individuals nominated by the Board. Abstentions and broker non-votes, if any, will not constitute the votes cast either “for” or “against” with respect to a nominee and will accordingly have no effect on the outcome of the election of directors at the 2018 Annual Meeting.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU USE THE PROXY CARD TO VOTE “FOR” THE ELECTION OF ALL SIX BOARD NOMINEES, KAREN COLONIAS, CELESTE VOLZ FORD MICHAEL A. BLESS, JENNIFER A. CHATMAN, ROBIN G. MACGILLIVRAY AND PHILIP E. DONALDSON TO THE BOARD AT THIS ANNUAL MEETING.

BOARD INFORMATION AND PRACTICES
Board Diversity
While the Company does not have a formal policy with regard to diversity in identifying director nominees, the Board believes that the backgrounds and qualifications of directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board nominees and our directors, come from a variety of backgrounds and over 44% of our directors will be women if all six Board nominees are elected to the Board at the 2018 Annual Meeting. We do not discriminate against nominees on the basis of race, color, religion, gender, gender identity or expression, sexual orientation, age, national origin, disability, covered veteran status, or any other status protected by law.
Director Tenure
The Board currently believes that a robust board evaluation process - one focused on the assessment and alignment of director skills with company strategy and priorities - is more effective than relying solely on age or tenure limits to achieve board refreshment. Therefore, we do not have a fixed retirement age for directors. Under our current Governance Guidelines, no outside director will be nominated for re-election after 20 years of board service, and the Board generally will not nominate outside directors who come on Board after 2016 for re-election after 15 years of board service. If all six Board nominees are elected to the Board at the 2018 Annual Meeting, the average tenure of our directors will be 8 years. Board tenure of the Board nominees (if such nominees were elected to the Board) and continuing members of the Board following the 2018 Annual Meeting is broken into 5 groups as indicated in the summary graphic below:
Board Self-Assessment and Third-Party Evaluation
The Board has a regular practice of assessing its own effectiveness, as well as the diversity of skill sets of its members, the alignment of areas of expertise with the Company’s strategy and priorities, and stewardship of company performance. In anticipation of upcoming retirements, in 2016 the Board engaged Veaco Group, a corporate governance consulting firm, to evaluate the existing skills and experience on the Board as well as what additional skills and experience would add to the overall effectiveness of the Board in light of its current strategy. The outcome of this assessment is used to inform director search criteria. As a result of that work, in 2017 the Board nominated, and our shareholders elected a new director, Michael Bless to the Board, and this year, the Board increased its size and nominated a new director candidate, Philip E. Donaldson, for election to the Board by our shareholders at the 2018 Annual Meeting.
Director Selection Criteria
In selecting director candidates, the Board seeks to achieve a mix of members who collectively bring significant value to the Company through their experience and personal backgrounds relevant to the Company’s strategic priorities and the scope and complexity of the Company’s business and industry. In light of the Company’s strategic priorities, and based on its self-assessment and a corporate governance consultant’s evaluation (see “Board Self-Assessment and Third-Party Evaluation” above), the Board identified key skills and experiences for director candidates that included current public company senior executive and public company board experience in managing a diversified enterprise, industry experience or understanding, an appreciation of the impacts of rapidly changing technologies and experience in managing and expanding business outside of the United States, especially in Europe. To complement its oversight responsibilities, the Board also identified implementing or overseeing company growth, strategy development, mergers and acquisitions and operations experience as key Board skills.
Based on this guidance, the Nominating and Governance Committee, working closely with the full Board and outside advisors, has developed a list of current criteria for nominating director candidates for open positions on the Board. In developing these criteria, the Nominating and Governance Committee took into account a variety of factors, including the current composition of the Board, the current strategy and future outlook of the Company, the range of experience and skills that would best complement those already represented on the Board, and the need for specialized expertise. Below are the skills and experiences that the Nominating and Governance Committee currently identifies as valuable to the Board:

•	Current Public Company Senior Executive Leadership Experience,

•	Asset Management and Capital Markets Expertise,

•	Strategy Experience,

•	Public Company Board Experience,

•	Mergers & Acquisitions Experience,

•	Financial Expertise,

•	International Operations Experience,

•	Industry Experience,

•	Corporate Governance Experience,

•	Risk Management Experience,

•	Talent Management and Human Resource Experience, and

•	Technology Experience.
The Nominating and Governance Committee also believes that the following attributes, qualities and skills are important for our Board members to possess:

•	Good judgment,

•	Ability to identify issues and ask constructive questions,

•	Ability to communicate effectively and have a positive relationship with management and fellow Board members,

•	Ability to think critically and be a collegial disrupter,

•	Concurrence with our deep commitment to shareholders and address their concerns,

•	Ability to contribute to the development of forward-looking strategies, and

•	Ability to manage conflict.
Director Selection Process
In making its recommendations with respect to the nomination for election of directors at annual meetings of our shareholders, the Nominating and Governance Committee assessed the current composition of the Board and considered the extent to which director nominees reflect the criteria set forth above. The “Composition of the Board” section sets out how each of the current Board members contributes to the mix of experience, skills and qualifications that we seeks to be represented on the Board.
In addition, the Nominating and Governance Committee has retained, Korn Ferry, a leading executive search and recruiting firm, to identify and/or review potential new candidates upon request of the Nominating and Governance Committee. The Nominating and Governance Committee also considers new candidates for Board membership suggested by its members, other Board members, management, and shareholders. Once a prospective candidate has come to the Nominating and Governance Committee’s attention, including candidates recommended by its advisors or suggested by shareholders, the Nominating and Governance Committee evaluates the candidate’s leadership, boardroom, transaction and industry experience, financial, management and technology expertise, business acumen, strategic ability as well as interpersonal skills, teamwork, vision and integrity, against the desired director attributes, and makes an initial determination as to whether to conduct a full evaluation. In making this determination, the Nominating and Governance Committee takes into account the information provided to it with the recommendation of the candidate, as well as the Nominating and Governance Committee’s own knowledge and information obtained through inquiries to third parties to the extent the Nominating and Governance Committee deems appropriate. The preliminary determination is based primarily on the current need for additional Board members and the likelihood that the prospective candidate can satisfy the criteria that the Nominating and Governance Committee has established (see “Director Selection Criteria” above). If the Nominating and Governance Committee determines, in consultation with the Chairman of the Board and other directors as appropriate, that additional consideration is warranted, it may request its executive search and recruiting advisor to gather additional information about the prospective candidate’s background and experience and to report its findings to the Nominating and Governance Committee. The Nominating and Governance Committee then evaluates the prospective candidate against the Board selection criteria that it has developed, as well as the following factors:

•	the extent to which the prospective candidate contributes to the range of talent, skill, diversity and expertise appropriate for the Board;

•
the prospective candidate’s willingness to comply with our governance policies and guidelines, including our compensation recovery policy, our anti-hedging and anti-pledging policy, and our Governance Guidelines (which include our stock ownership guidelines for outside directors) (see “Corporate Governance - Governing Documents” below);

•	the prospective candidate’s willingness to represent the interests of all of the Company’s shareholders;

•	the prospective candidate’s commitment to integrity and independence of thought and judgment;

•
the prospective candidate’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties and avoid conflict of interest, including his or her current board memberships; and

•
the prospective candidate’s ability to resonate with the company value, structure and culture developed by the Company’s founder, Barclay Simpson, and at the same time, appreciate the Company’s growth potential.

If the Nominating and Governance Committee decides, on the basis of its preliminary review, to proceed with further consideration, members of the Nominating and Governance Committee, as well as other members of the Board as appropriate, then reach out to interview the candidate. After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board, which makes the final determination whether to nominate or appoint the new candidate after considering the Nominating and Governance Committee Committee’s recommendation.
Pursuant to our Bylaws, a shareholder who wishes to recommend a prospective candidate for the Board to us may notify our Secretary in writing with materials and information required by our Bylaws and other supporting materials that the shareholder considers appropriate. In considering whether to nominate any person suggested by a shareholder, the Nominating and Governance Committee will evaluate such candidate in the same way as it evaluates director candidates identified by itself.

Director Nominees
Following a rigorous reviewing process, the Nominating and Governance Committee recommended the following five incumbent directors for re-election at the 2018 Annual Meeting as they continue to contribute to the mix of experience, skills and qualifications that we seeks to be represented on the Board: Karen Colonias, Celeste Volz Ford, Michael A. Bless, Jennifer A. Chatman and Robin G. MacGillivray.
In addition, the Nominating and Governance Committee also recommended a new director candidate, Philip E. Donaldson, for election at the 2018 Annual Meeting. Through its ongoing board evaluation and director refreshment and succession planning process, the Nominating and Governance Committee had been actively conducting searches to identify qualified candidates who would enhance the collective experience and expertise of the Board, including bringing on a new Board member with strong building products industry experience and financial expertise. Korn Ferry, the executive search and recruiting firm engaged by the Nominating and Governance Committee, through extensive searches, identified and performed reference check and background investigation on several potential director candidates. Members of the Nominating and Governance Committee, as well as other members of the Board as appropriate, reviewed their qualifications, evaluated them against the same selection criteria discussed under “Director Selection Criteria” above and the current composition and need of the Board, and interviewed some of the candidates. The Nominating and Governance Committee determined that, among the candidates it considered, Philip E. Donaldson, Executive Vice President and Chief Financial Officer of Andersen Corporation, possesses such boardroom, international and industry experience, financial and management expertise, business acumen, strategic ability as well as interpersonal skills, teamwork, vision and integrity most suitable in helping the Board to manage and direct our affairs and business and is a valuable addition to the Board.

Applying the NYSE independence standards, the Board has affirmatively determined that Mr. Donaldson is independent in that he has no material relationship with us, either directly or as a partner, shareholder, officer or employee of an organization that has a relationship with us.
We believe that our director nominees for the 2018 Annual Meeting, consisting of three Chief Executive Officers ((1) our own Chief Executive Officer, Ms. Colonias, (2) the Chief Executive Officer of Stellar Solutions, Inc., Ms. Ford and (3) the Chief Executive Officer of Century Aluminum Company, Mr. Bless), a leadership, management and strategy expert, a former executive from one of the top fortune 500 companies, and a senior financial executive and director of Andersen Corporation, a leading international window and door manufacturing company whose business is complementary to ours, represent highly experienced and qualified Directors, that collectively with our other Board members provide effective oversight and governance of the Company, and evaluate all opportunities for building sustainable value without commitments to implement a pre-determined agenda.
Board Independence
The NYSE listing standards require that the board of directors of a listed company consist of a majority of independent directors. A majority of our current directors are independent under those rules.

The Board follows the independence standards required by the NYSE to determine our directors and Board nominees’ independence. Those standards generally provide, among other tests, that a director will not be independent of a listed company if:

•
the director is, or has been within the last 3 years, an employee of the listed company, or an immediate family member is, or has been within the last 3 years, an executive officer, of the listed company;

•
the director has received, or has an immediate family member who has received, during any 12-month period within the last 3 years, more than $120,000 in direct compensation from the listed company, other than director and committee fees and pension or other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service;

•	the director is a current partner or employee of a firm that is the company’s internal or external auditor;

•	the director has an immediate family member who is a current partner of such a firm;

•	the director has an immediate family member who is a current employee of such a firm and personally works on the listed company’s audit;

•	the director or an immediate family member was within the last 3 years a partner or employee of such a firm and personally worked on the listed company’s audit within that time;

•
the director or an immediate family member is, or has been within the last 3 years, employed as an executive officer of another company where any of the listed company’s present executive officers at the same time serves or served on the other company’s compensation committee; or

•
the director is a current employee, or an immediate family member is a current executive officer, of another company that has made payments to, or received payments from, the listed company for property or services in an amount that, in any of the last 3 fiscal years, exceeded the greater of $1,000,000 or 2% of consolidated gross revenues of the other company and its parent and subsidiary entities in a consolidated group.

For purposes of these standards, “immediate family member” includes a director’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law, and anyone, other than any domestic employee, who shares the director’s home.
Applying the NYSE independence standards, based on their completed questionnaires provided to the Board, the Board has determined that Mr. Andrasick, Ms. Chatman, Mr. Cusumano, Ms. Ford, Mr. Louras, Ms. MacGillivray, Mr. Bless and Mr. Donaldson are each independent in that none of them has a material relationship with us, either directly or as a partner, shareholder, officer or employee of an organization that has a relationship with us. The Board has determined that Ms. Colonias is not independent under those standards. As a result, among the six Board nominees for election at the 2018 Annual Meeting, Ms. Ford, Mr. Bless, Ms. Chatman, Ms. MacGillivray and Mr. Donaldson are independent, and Ms. Colonias is not independent. In making its determination, the Board considered all relevant facts and circumstances, including commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and considered the issue not merely from the standpoint of a director, but also from that of persons or organizations with which a director has an affiliation. If all six Board nominees are elected to the Board at the 2018 Annual Meeting, the percentage of independent directors on the Board will be 89%, and Ms. Colonias, our CEO, will be the only non-independent director sitting on the Board, as indicated in the summary graphic below.

Director Orientation and Education
New directors are oriented to our business and governance through meetings with our officers and directors and visits to our facilities. We also support, and pay for, participation in continuing education programs to assist directors in performing their Board responsibilities.

BOARD COMMITTEES
Board Committee Membership Summary
The table below sets forth continuing directors’ Board committee membership as of December 31, 2017:
Compensation and Leadership Development Committee
The Compensation and Leadership Development Committee is responsible for the development and review of our compensation policy for all of our salaried employees, including equity-based compensation, determines the compensation of our CEO, oversees the implementation of the Company's pay philosophy, and is responsible for reviewing and approving the compensation discussion and analysis for inclusion in our Annual Reports on Form 10-K and/or our proxy statements. The Compensation and Leadership Development Committee currently comprises 4 independent directors, as determined pursuant to the NYSE listing standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the members of the Compensation and Leadership Development Committee are both:

•	“non-employee directors” - directors who satisfy the requirements established by the SEC for non-employee directors under Rule 16b-3 under the Exchange Act; and

•	“outside directors” - directors who satisfy the requirements established under Internal Revenue Code section 162(m).
The Board currently appoints the members of the Compensation and Leadership Development Committee for indefinite terms and may remove any member from the Compensation and Leadership Development Committee at any time. The Compensation and Leadership Development Committee operates under a written charter that the Board adopted, which is also available on our website at http://www.simpsonmfg.com/social-responsibility/governance/compensation.html. We will provide a printed copy of the charter to any shareholder who requests one.
Compensation and Leadership Development Committee Interlocks and Insider Participation
The Compensation and Leadership Development Committee currently comprises Jennifer A. Chatman, as its Chair, Gary M. Cusumano, Celeste Volz Ford and Peter N. Louras, Jr., all of whom are independent directors. Ms. Chatman, Mr. Cusumano, Ms. Ford and Mr. Louras have no relationships with us or any of our subsidiaries, other than as members of the Board and its committees.
None of the members of the Board who served on the Compensation and Leadership Development Committee in 2017 was ever an officer or employee of the Company or of any of its subsidiaries or since the beginning of 2017 was a participant in a related person transaction that requires disclosure under Item 404 of Regulation S-K adopted by the SEC. During 2017, none of the Company’s executive officers served on the board of directors, its compensation committee or any similar committee of another entity (not including tax-exempt entities under the Internal Revenue Code Section 501(c)(3)) that has one or more of its executive officers serving on the Board or Compensation and Leadership Development Committee.
Compensation Consultant
The Compensation and Leadership Development Committee has the authority under its charter to retain or obtain the advice of advisers, including compensation consultants, as it may deem appropriate. In accordance with this authority, since 2014, the Compensation and Leadership Development Committee has engaged Mercer LLC, Mercer (US) Inc. and Mercer Health and Benefits LLC (collectively, “Mercer”) as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Mercer were conducted under the direction or authority of the Compensation and Leadership Development Committee. In addition to Mercer, members of our Human Resources and Finance Departments support the Compensation and Leadership Development Committee in its work.
Mercer has been engaged by the Compensation and Leadership Development Committee, and in addition, by the Company for unrelated services. The Compensation and Leadership Development Committee considered the required independence factors outlined by the SEC and NYSE rules. Among the services Mercer was engaged by the Compensation and Leadership Development Committee to provide include:

•	identify an updated industry peer group,

•	assess the appropriateness and competitiveness of our compensation programs as compared to compensation programs maintained by the selected industry peer group,

•	evaluate our executive and director compensation, and

•	recommend changes to our short-term and long-term incentive programs.
We paid Mercer total fees of $209,687 for these services in 2017.
We have engaged Mercer to perform additional services for us, including providing consulting services in connection with our implementation of a global Human Resources Information System (HRIS), and conducting compensation benchmarking analysis. We paid Mercer total fees of $393,514 for these services in 2017. We have engaged Marsh USA Inc. (“Marsh”), an affiliate of Mercer, for the placement of our various lines of business insurance. In 2017, we paid Marsh $3,774,850 primarily for insurance premiums that were passed through from Marsh to insurance carriers, and including $350,000 brokerage fees that Marsh retained. The decision to engage Mercer for these additional services was made by management with the knowledge of the Board and the Compensation and Leadership Development Committee, rather than being approved by the Board or the Compensation and Leadership Development Committee. The total fees paid to Mercer and its affiliates for all services received in 2017 were less than 0.01% of Mercer's 2016 revenues.
Report of the Compensation and Leadership Development Committee
The Compensation and Leadership Development Committee reviewed the above Compensation Discussion and Analysis, discussed it with our officers, and based on such review and discussions, recommended its inclusion in this Proxy Statement.

Compensation and Leadership Development Committee
Jennifer A. Chatman, Chair
Gary M. Cusumano
Celeste Volz Ford
Peter N. Louras, Jr.
Audit and Finance Committee
The Audit and Finance Committee is responsible for financial and accounting oversight and risk management. Its policies and practices are described below.
Composition
The Audit and Finance Committee comprises 5 independent directors, as determined pursuant to the NYSE listing standards and Rule 10A-3 of the Exchange Act. It operates under a written charter that the Board adopted, which is available on our website at http://www.simpsonmfg.com/social-responsibility/governance/audit.html. We will provide a printed copy of the charter to any shareholder on request. The current members of the Audit and Finance Committee are James S. Andrasick, as its Chair, Michael A. Bless, Jennifer A. Chatman, Peter N. Louras, Jr. and Robin G. MacGillivray. The Board has determined that each of them meets the definitions and standards for independence and is financially literate, and that James S. Andrasick, Michael A. Bless and Peter N. Louras, Jr., have financial management expertise as required by NYSE listing standards and meet the SEC definition of an “Audit and Finance Committee financial expert.”
Responsibilities
The Audit and Finance Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. The Audit and Finance Committee must pre-approve fees to be paid to our principal independent registered public accounting firm before it begins work. Our officers are responsible for our internal controls and financial reporting process. Subject to the Audit and Finance Committee’s oversight, our independent registered public accounting firm is responsible for performing an independent audit of our internal controls over financial reporting, for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards, and for reporting on those audits. Pursuant to its Policy Regarding Complaint Procedures for Accounting and Auditing Matters established in 2018, the Audit and Finance Committee is responsible for the receipt, retention, investigation and treatment of complaints and concerns regarding accounting, internal accounting controls, auditing and other related matters.
Report of the Audit and Finance Committee
The Audit and Finance Committee held discussions throughout 2017 with our officers and Grant Thornton LLP (“Grant Thornton”), a registered public accounting firm and our independent registered public accounting firm. Our officers represented to the Audit and Finance Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit and Finance Committee has reviewed and discussed the consolidated financial statements with our officers and Grant Thornton. The Audit and Finance Committee has discussed with Grant Thornton the matters that are required to be discussed under Auditing Standard No. 16, “Communications with Audit and Finance Committees,” issued by the Public Company Accounting Oversight Board.
The Audit and Finance Committee has received the written disclosures and the letter from Grant Thornton as required by applicable requirements of the Public Company Accounting Oversight Board affirming the registered public accounting firm’s independence in compliance with Rule 3526. The Audit and Finance Committee discussed with Grant Thornton that firm’s independence. On that basis, the Audit and Finance Committee believes that Grant Thornton is independent.
Based on the Audit and Finance Committee’s discussions with our officers and Grant Thornton, the Audit and Finance Committee’s review of the representations of our officers, and the report of Grant Thornton, to the Audit and Finance Committee, the Audit and Finance Committee recommended that the Board include the audited consolidated financial statements in our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2017, as filed with the SEC. The Audit and Finance Committee believes that it has satisfied its responsibilities under its charter.

Audit and Finance Committee
James S. Andrasick, Chair
Michael A. Bless
Jennifer A. Chatman
Peter N. Louras, Jr.
Robin G. MacGillivray
Nominating and Governance Committee
The Board has a standing Nominating and Governance Committee, which is primarily responsible for nominating candidates to the Board. It operates under a written charter that the Board adopted, which is available on our website at http://www.simpsonmfg.com/social-responsibility/governance/governance.html. We will provide a printed copy of the charter to any shareholder on request. The three current members of the Nominating and Governance Committee, Robin G. MacGillivray, Chair, James S. Andrasick and Gary M. Cusumano, are independent and meet all applicable independence requirements under the NYSE listing standards and Rule 10A-3 of the Exchange Act.
The Nominating and Governance Committee considers all candidates identified as potential directors, including those submitted by shareholders for its consideration. Any of our shareholders can recommend a director candidate to the Nominating and Governance Committee by following instructions stated below.
When evaluating a director candidate, whether or not recommended by a shareholder, the Nominating and Governance Committee uses for guidance our Governance Guidelines (available on our website at http://www.simpsonmfg.com/social-responsibility/governance/governance-guidelines.html), including the guidelines’ “Director Qualification Standards” and “Key Director Responsibilities” sections, and considers the candidate’s education, business experience, financial expertise, industry experience, business acumen, interpersonal skills, vision, teamwork, integrity, strategic ability and customer focus. The Nominating and Governance Committee will review and discuss potential candidates who come to its attention, whether from internal or external sources. From the review and discussion, the Nominating and Governance Committee may narrow the list of potential candidates and interview the remaining candidates. The Nominating and Governance Committee will recommend for consideration by the full Board any candidate that the Nominating and Governance Committee considers to be suitable.
Our Bylaws permit our shareholders directly to nominate directors for election at an annual meeting. To do so, a shareholder must notify our Secretary at least 75 days, but not more than 90 days, before the annual meeting, unless we do not publicly disclose the date of the meeting at least 85 days before the date that the meeting is scheduled to be held, in which case our Secretary must receive the shareholder’s notice within 10 days after we publicly disclose the meeting date. Shareholders may make nominations to the Company by writing a letter to:
Simpson Manufacturing Co., Inc.
Board of Directors Nominating and Governance Committee
5956 W. Las Positas Blvd.
Pleasanton, CA 94588
A shareholder’s nomination notice must state as to each of its candidates -

•	the candidate’s name, age, business address and residence address,

•	the candidate’s principal occupation or employment,

•	the number of shares of our common stock that the candidate beneficially owns and other information, if any, required by our Bylaws,

•
any other information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to Regulation 14A under the Exchange Act (including, without limitation, the candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•
a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and shareholder associated person, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 or any other provision of Regulation S-K, if the shareholder making the nomination and any shareholder associated person on whose behalf the nomination is made, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such Regulation S-K and the nominee were a director or executive officer of such registrant.
The shareholder’s notice must also state its name and address, as they appear on our books, and the number of shares of our common stock that the shareholder beneficially owns and other information, if any, required by our Bylaws.
In addition, each person whom a shareholder proposes to nominate for election as our director must have previously delivered to our Secretary at our principal executive offices a written questionnaire with respect to the background and qualification of such proposed nominee and a written representation and agreement, both in form provided by our Secretary upon written request, that such proposed nominee (i) genuinely intends to serve, once elected, as our director for the entire term for which he or she is standing for election, (ii) is not and will not become a party to (x) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as our director, will act or vote on any issue or question that has not been disclosed to the Company or (y) any such voting commitment that limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law, (iii) is not, and will not become a party to, any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with candidacy, service or action as a director that has not been disclosed to the Company and (iv) if elected as our director, will comply with all our applicable corporate governance, conflict of interest, confidentiality, compensation recovery, stock ownership, and hedging, pledging and trading policies and guidelines.
We will disregard a purported nomination that does not comply in all respects with our Bylaws. In addition, under our Bylaws, if the nominating shareholder, or its qualified representative, does not appear at the meeting to present the proposed nomination, such proposed nomination shall not be considered (unless otherwise required by law to be considered).
We did not receive any shareholder nomination notice with respect to any director candidate for the 2018 Annual Meeting.
The Nominating and Governance Committee is also responsible for administering and overseeing our Related Party Transactions Policy.
Meeting Attendance
In 2017, the Board held 12 meetings, and its committees held a total of 35 meetings, including 8 meetings of the Audit and Finance Committee, 10 meetings of the Compensation and Leadership Development Committee, 12 meetings of the Nominating and Governance Committee and 5 meetings of the Corporate Strategy and Acquisitions Committee.
In 2017, each of our directors attended at least 90% of the aggregate of the total number of meetings of the Board and the total number of meetings of the Board committee(s) on which he or she served.
We do not have a policy that requires our directors to attend annual meetings of shareholders, and in 2017, 75% of our current directors attended the annual meeting of our shareholders.
Executive Sessions of Outside Directors
Pursuant to the NYSE listing standards, our non-management directors meet at regularly scheduled executive sessions without members of management. In 2017, our Chairman of the Board, Mr. Louras, presided over these executive sessions.

CORPORATE GOVERNANCE
The Board believes in sound corporate governance practices that preserve and enhance our long-term value. The chart below highlights our key governance practices, which include several governance changes that have recently been approved and adopted by the Board:

The Board's Commitment to Sound Governance Practices
✓ Maintains separate independent Chair and CEO positions
✓ Has majority vote standard for director elections
✓ Declassified the Board in 2017
✓ Consists of independent and diverse directors (44% female directors including Director nominee Donaldson)
✓ Conducts robust director evaluation and refreshment process
✓ Reduced director term limits (from 20 to 15 years in 2016)
✓ Adopted proxy access bylaw in 2017 with market standard provisions (3 years / 3% ownership, 2 directors or 20% of the Board)
✓ Eliminated in 2017 the ability to exercise cumulative voting in director elections
✓ Does not have a stockholder rights plan (removed in 2016)
✓ Does not have supermajority voting provisions

In connection with the Board’s ongoing commitment to sound governance practices, in 2017 the Board engaged a corporate governance consulting firm, Veaco Group, to conduct a review of the Company’s governance documentation and practices. The resulting changes in the Company’s governing documents are described below. The Board also strengthened some of its internal practices and will continue to look for ways to increase its effectiveness. We believe our Board structure and corporate governance practices are also consistent with the corporate governance principles and framework developed by The Investor Stewardship Group, a collective of some of the largest institutional investors and asset managers.
Proxy Access
In keeping with its commitment to sound corporate governance practices, the Board adopted a proxy access bylaw effective on March 28, 2017. The proxy access bylaw provides a means for our shareholders to request shareholder-nominated director candidates to be included in our proxy materials, provided that the shareholders and their nominees satisfy the eligibility, procedural and other requirements specified in the proxy access bylaw, including the following:

•
The total number of shareholder nominees for election to the Board to be included in the Company’s proxy materials for an annual meeting of the shareholders shall not exceed the greater of (i) two, or (ii) 20% (rounded down) of the total number of directors of the Board then in office;

•
Only shareholders who have continuously held a number of shares representing at least 3% of the outstanding shares of common stock of the Company for at least three years as of both the record date of the annual meeting for which the Company’s proxy materials are being sent and the date of their nomination notice to the Company may have the ability to request the Company to include their director nominations in such proxy materials; and

•	A group of no more than 20 shareholders may aggregate their shares to satisfy the above-described ownership threshold.
Governing Documents
As a result of the governance review noted above, in 2017, the Board adopted an amended charter for each of its standing committees, which sets forth the authority and responsibilities of such committees, and updated our Governance Guidelines, which address, among other things, the responsibilities, operations and leadership of the Board and its committees, communications with the Board, qualifications and election of directors, director independence, stock ownership by and compensation of directors, management succession and review as well as the annual performance evaluation of the Board. Additionally, in 2018, the Board adopted a revised Related Party Transactions Policy for the Company and all of its branches and subsidiaries, which covers our directors, NEOs and 5% shareholders. Also in 2018, the Audit and Finance Committee revised its Policy Regarding Complaint Procedures for Accounting and Auditing Matters for the receipt, retention, investigation and treatment of complaints and concerns regarding accounting, internal accounting controls, auditing and other related matters. In 2016, the Board adopted a Compensation Recovery Policy, which is applicable to all our current or former executive officers and other covered employees, and an Anti-Hedging and Anti-Pledging Policy, which is applicable to directors, officers, and employees of the Company and its subsidiaries, and such persons’ designees. In addition, the Board has adopted a Code of Business Conduct and Ethics Policy, which are applicable to all employees of the Company and its subsidiaries, including our NEOs. Each committee charter, the Governance Guidelines, the Related Party Transactions Policy, the Audit and Finance Committee Policy Regarding Complaint Procedures for Accounting and Auditing Matters, the Code of Business Conduct and Ethics Policy, the Compensation Recovery Policy and the Anti-Hedging and Anti-Pledging Policy are available on our website under the “Investor Relations - Governance” heading at http://www.simpsonmfg.com/social-responsibility/governance. If we amend any aforementioned document, the amendment will be posted at the same location on our website. We will provide a printed copy of any aforementioned document, without charge, to any shareholder who requests it from our Secretary.
Leadership Structure
Since before our initial public offering in 1994, the roles of Chairman of the Board and our Chief Executive Officer have been separated. We believe that this is appropriate under current circumstances, because it allows management to make the operating decisions necessary to manage the business, while helping to keep a measure of independence between the oversight function of the Board and operating decisions. We feel that this has provided an appropriate balance of operational focus, flexibility and oversight.
In 2014, Peter N. Louras, Jr., was appointed as Chairman of the Board. Because an independent director currently serves as Chairman of the Board, we do not separately have a Lead Independent Director. Mr. Louras, as Chairman of the Board, has assumed the duties that were previously performed by the Lead Independent Director, which include participating in setting the agenda of Board and Committee meetings, coordinating the distribution and presentation of meeting materials, facilitating communications among members of the Board and between the Board and management, leading the Board self-evaluation process, and maintaining the focus and punctuality of Board and Committee meetings. In addition, the Chairman’s role also includes leading the efforts in evaluating our Chief Executive Officer and in succession planning, considering Board committee membership and leadership, and presiding at annual meetings of shareholders.
The Board’s Role in Risk Management
The Board and its committees take an active role in overseeing management of our risks. The Board regularly reviews information regarding our operational, financial, legal and strategic risks. Its Compensation and Leadership Development Committee is responsible for overseeing the management of risks relating to our compensation plans; its Audit and Finance Committee oversees management of our financial and cyber security risks; and its Nominating and Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. In 2009, the Board created the Corporate Strategy and Acquisitions Committee, whose role in risk management, includes evaluating and managing our strategic risks. While each committee is responsible for evaluating certain risks and overseeing the management of these risks, our entire Board is regularly informed about such risks through committee and executive officer reports.
Communications with the Board
We encourage shareholders and interested parties to communicate any concerns or suggestions directly to the independent members of the Board, by writing to:
Board of Directors
Simpson Manufacturing Co., Inc.
P.O. Box 1394
Alamo, CA 94507-7394

PROPOSAL 2
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
The Board has selected Grant Thornton LLP (“Grant Thornton”) as the principal independent registered public accounting firm to audit our internal controls over financial reporting and our financial statements for 2018. At the 2018 Annual Meeting, you will be asked to ratify that selection. Grant Thornton has audited our financial statements since 2015. A Grant Thornton representative will be present at the meeting, will be given an opportunity to make a statement at the meeting if he or she desires to do so, and will be available to respond to appropriate questions.
Audit and Non-Audit Fees
The following table sets forth the fees accrued or paid to our current principal independent registered public accounting firm, Grant Thornton, for the two periods indicated in footnotes 1 and 2 thereto:

	Grant Thornton 2017(1)	Grant Thornton 2016(1)
Audit fees(2)	$2,025,000	$1,868,000
Audit-Related fees	—	—
Tax fees(3)	40,000	21,000
All other fees	—	—
Total	$2,065,000	$1,889,000
____________
(1)     Represents fees accrued or paid to Grant Thornton as our current principal independent registered public accounting firm from January 1 through December 31 of the respective year.
(2)     Audit fees consist of the aggregate fees billed for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K and the review of financial statements included in our Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory and regulatory filings or engagements for those years.
(3)     Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning. We incurred tax fees primarily for tax compliance in Australia, New Zealand, Hong Kong and Denmark.
The Audit and Finance Committee must pre-approve fees to be paid to our principal independent registered public accounting firm before it begins work. The Audit and Finance Committee pre-approved all fees and services for Grant Thornton’s work in 2017 and 2016. The Audit and Finance Committee has determined that the fees for services rendered were compatible with maintaining the independence of Grant Thornton. For additional information concerning the Audit and Finance Committee and its activities with our principal independent registered public accounting firm, see “Report of the Audit and Finance Committee” above.
Required Vote
The affirmative vote of a majority of the votes cast on Proposal 2 at the 2018 Annual Meeting is required to ratify the Board’s selection of Grant Thornton as the Company’s independent registered public accountants for 2018. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. The proposal will pass, and the Board’s selection of Grant Thornton as the Company’s independent registered public accountants for 2018 will be ratified, if the total votes cast “for” Proposal 2 exceed the total number of votes cast “against” Proposal 2. Abstentions and broker non-votes, if any, will not constitute votes cast on Proposal 2 and will accordingly have no effect on the outcome of the vote on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU USE THE PROXY CARD TO VOTE “FOR” RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2018.

PROPOSAL 3
ADVISORY VOTE TO APPROVE NAMED
EXECUTIVE OFFICER COMPENSATION
At each annual meeting, we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. This resolution is required pursuant to Section 14A of the Exchange Act.
As described in detail below under “Executive Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder value, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking. Please read the “Executive Compensation Discussion and Analysis” and the compensation tables and narrative disclosure that follow for additional details about our executive compensation program, including information about the 2017 compensation of our Named Executive Officers. Our executive compensation program is designed to attract, motivate and retain the Named Executive Officers, who are critical to our success. Please refer to the “Executive Officers” below for qualifications and biographical Information about our Named Executive Officers.
Accordingly, at the 2018 Annual Meeting, we ask that you vote “FOR” the following resolution:
“RESOLVED that the compensation paid to this corporation’s named executive officers, as disclosed in this corporation’s proxy statement for the 2018 Annual Meeting of stockholders, pursuant to Item 402 of Regulation S-K, including the “Compensation Discussion and Analysis,” compensation tables and narrative discussion within such proxy statement, is hereby approved on a non-binding advisory basis.”
The vote on this resolution is not intended to address any specific element of compensation, the overall compensation of the Named Executive Officers and the compensation philosophy, policies and practices described in this Proxy Statement.
This vote is advisory, which means that it is not binding on us, the Board or its Compensation and Leadership Development Committee. The Board and its Compensation and Leadership Development Committee, however, value the views of our shareholders and will take into account the outcome of the vote when making future compensation decisions for our Named Executive Officers.
Required Vote
The affirmative vote of a majority of the votes cast on Proposal 3 at the 2018 Annual Meeting will approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. The enclosed proxy card enables a shareholder to vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. The proposal will pass, and the compensation of our Named Executive Officers will be approved, if the total votes cast “for” Proposal 3 exceed the total number of votes cast “against” Proposal 3. Abstentions and broker non-votes, if any, will not constitute votes cast on Proposal 3 and will accordingly have no effect on the outcome of the vote on this proposal.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU USE THE PROXY CARD TO VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE OFFICERS
Our executive officers are, and as of December 31, 2017, the last day of our last completed fiscal year, were, the following individuals: Karen Colonias, age 60, our President and Chief Executive Officer; Brian J. Magstadt, age 50, our Chief Financial Officer, Treasurer and Secretary; Roger Dankel, age 54, and Ricardo M. Arevalo, age 61, the President of North American Sales and the Chief Operating Officer, respectively, of Simpson Strong-Tie Company Inc., our subsidiary. We regard Mr. Dankel and Mr. Arevalo, as our executive officers, because they perform policy-making functions for us. On February 15, 2018 the Board of Directors designated Kevin Swartzendruber, age 52, our Senior Vice President of Finance and Accounting, as an executive officer. Our executive officers from time to time may serve as directors or officers of our subsidiaries.
Executive Officers Qualifications and Biographical Information
Karen Colonias has been our President and Chief Executive Officer since January 2012, and in 2013 she was appointed to the Board. From 2009 - 2012 she was our Chief Financial Officer, Secretary and Treasurer. Prior to that, she held the position of Vice President of our global structural product solutions subsidiary, Simpson Strong-Tie Company Inc. and, in that capacity from 2004 to 2009, served as the Branch Manager of Simpson Strong-Tie’s manufacturing facility in Stockton, California. She joined Simpson Strong-Tie in 1984 as an engineer in the research and development department, where she was responsible for the design and testing of new products and code development. In 1998 she was promoted to Vice President of Engineering, responsible for Simpson Strong-Tie’s research and development efforts. Before joining Simpson Strong-Tie, she worked as a civil engineer for the Bechtel Corporation, a global engineering, construction, and project management company. Since 2016, she has served as a director of Reliance Steel and Aluminum Co. Ms. Colonias brings to the Board her deep industry knowledge and her dedication to the ongoing success of the Company. She is our management’s only representative on the Board. She actively shapes the Company’s strategic objectives and brings her extensive knowledge and understanding to the Company culture, its operations, its employees, customers, suppliers, investors and other stakeholders. She has demonstrated a commitment to integrity in all aspects of the Company’s business and transparency in her leadership of the Company. She is currently a member of the Corporate Strategy and Acquisitions Committee.
Brian J. Magstadt has served as our Chief Financial Officer, Treasurer and Secretary since January 2012. He joined Simpson Manufacturing Co., Inc. in 2004 as Financial Reporting Specialist, and, from 2008 until 2012, served as our Financial Reporting Manager, overseeing our external reporting program and managing various other accounting and finance functions. He is a licensed Certified Public Accountant and holds a Bachelor of Science degree in Business Administration from California State University, Chico, and a Masters of Business Administration degree from Santa Clara University.
Roger Dankel has been the President of North American Sales of our subsidiary, Simpson Strong-Tie Company Inc. since July 2014. He has been employed with us since 1993 as a Field Sales Representative until 1997, when he was promoted to Sales Manager in McKinney, Texas, and then Branch Sales Manager in charge of all sales functions of that branch. He has successfully integrated multiple new products, both acquired and internally developed, into Simpson Strong-Tie’s product lines. Mr. Dankel holds a Bachelor of Science degree in Business Administration from Millsaps College. While Mr. Dankel, as a result of foreclosure proceedings related to a real estate investment, filed a Chapter 7 bankruptcy petition in 2013, given that the nature of the investment giving rise to the bankruptcy and that his role focuses primarily on the operational aspects of our business, we do not believe that Mr. Dankel’s prior bankruptcy petition is currently material to evaluating his ability or integrity to serve as the President of North American Sales of Simpson Strong-Tie Company Inc. and do not expect to repeat disclosure concerning his prior bankruptcy in our future proxy statements.

Ricardo M. Arevalo has been the Chief Operating Officer of our subsidiary, Simpson Strong-Tie Company Inc., since July 2014. Mr. Arevalo began his career with us in 1999 at the Simpson Strong-Tie branch in Brea, California, as a Field Sales Engineer for the Wood Strong-Wall. From 2002 to 2008, he served as Simpson Strong-Tie’s Branch Engineering Manager for the Southwest United States. In 2008, he was promoted to Simpson Strong-Tie’s Vice President of Engineering, and in that capacity he organized and managed the support structure for multiple engineering groups (Connectors, Lateral systems, Fasteners, Anchors, FRP, RPS, Truss and Engineering Services), standardized policies and modernized and expanded our research and test capabilities. Mr. Arevalo is a licensed California structural engineer and civil engineer, previously was a part-time lecturer in timber design at California Polytechnic University at Pomona and is the author of several publications on wood structures. He has represented Simpson Strong-Tie on national television promoting deck safety. He holds degrees from California Polytechnic University at San Luis Obispo and the University of California at Santa Barbara. Prior to joining Simpson Strong-Tie, he spent 19 years in private practice as a structural engineer.

Kevin Swartzendruber has been our Senior Vice President of Finance and Accounting since October 2017. Prior to joining Simpson Manufacturing Co., Inc. he was vice president and corporate controller at Flex Ltd. from October 2005 through September 2017 where his responsibilities primarily included consolidation, external reporting to the SEC, external audit and compliance with US GAAP and SEC rules. Kevin also was an assistant corporate treasurer during a portion of his tenure with Flex Ltd. Prior to joining Flex, Mr. Swartzendruber was a director of SEC reporting and technical accounting with EchoStar (Dish Network) and prior to that, was a senior manager with Deloitte serving private equity investors in its mergers and acquisitions group and also serving high tech clients as an audit professional. Mr. Swartzendruber is a Certified Public Accountant (inactive status) in Colorado and California and graduated Summa Cum Laude from the University of Cincinnati with a bachelor of business administration in accounting and finance.

EXECUTIVE COMPENSATION DISCUSSION AND ANALYSIS
This Executive Compensation Discussion and Analysis explains our executive compensation program design and how it applies to our Named Executive Officers (“NEOs”). As of December 31, 2017, the last day of our last completed fiscal year, our NEOs were the following individuals:

Name(1)	Title
Karen Colonias	President and CEO
Brian J. Magstadt	CFO, Treasurer and Secretary
Roger Dankel	President of North American Sales, Simpson Strong-Tie Company Inc.
Ricardo M. Arevalo	Chief Operating Officer, Simpson Strong-Tie Company Inc.

(1)
During 2017, only Ms. Colonias had served and acted in the capacity as our principal executive officer, and only Mr. Magstadt had served and acted in the capacity as our principal financial officer. We regard Mr. Dankel and Mr. Arevalo, as our executive officers, because they perform policy-making functions for us in 2017. Our former Vice President Jeffrey E. Mackenzie retired as of April 1, 2017. During 2017, Mr. Mackenzie had not been in charge of a principal business unit, division or function or performed policy making functions for the Company, and Mr. Mackenzie’s duties and responsibilities had been assumed by Mr. Magstadt. The Board has also determined that Sunny H. Leung, the Company’s Vice President, has never been and is not in charge of any principal business unit, division or function of the Company, and has never performed and is not performing any policy making function for the Company. On February 15, 2018, the Board designated Kevin Swartzendruber, the Company's Senior Vice President of Finance and Accounting an executive officer. Mr. Swartzendruber joined the Company during October 2017 and during 2017, was not in charge of any principal business unit, division or function of the Company, and did not perform any policy-making functions for the Company. Therefore, at all times during 2017, each of Messrs. Mackenzie, Leung and Swartzendruber had not been a NEO, “executive officer” or “officer” of the Company as such terms are defined under the Exchange Act, and the rules promulgated thereunder.

Other than the NEOs identified above, the Company does not have any officers or employees who performed “policy-making functions” or were “in charge of a principal business unit, division or function” within the meaning of Rule 3b-7 for the Company during 2017. Our NEOs are at-will employees, and we do not have a written employment agreement with any of them. We or the officer can terminate the employment relationship at any time, for any reason, with or without cause.

EXECUTIVE COMPENSATION SUMMARY
Board Responsiveness to Shareholders
Prior to our 2017 annual meeting of shareholders and directly in response to shareholder feedback, the Board undertook a fulsome review of our compensation programs with the support of an independent compensation consultant, Mercer LLC (“Mercer”), conducted extensive outreach to shareholders to ensure their feedback was fully represented in the review, and approved significant changes to and a major overhaul of our executive compensation practices. Following our 2017 annual meeting of shareholders where our executive compensation received 95.6% shareholder support from the votes cast at the meeting, we continued to invite dialogue and feedback from our shareholders. Our shareholder engagement efforts were led by the Board and senior management. The Chairman of the Board and one or more members of the Compensation and Leadership Development Committee (the “CLDC”) participated in all discussions with our shareholders to ensure a direct line of communication between the Board and our shareholders, and such feedback was promptly relayed to the full Board and incorporated into our governance and compensation reviews. In 2017, we actively engaged with numerous shareholders on matters of corporate governance, executive compensation and related matters.

Executive Compensation Key Policies and Practices
Our NEOs’ compensation generally is comprised of three core components: (1) base salary, (2) cash awards, and (3) equity awards, which are structured to complement each other and establish a balanced and performance-based pay structure. The overarching goals of our compensation programs are to attract, motivate and retain our employees, including our management team, establish a strong sense of ownership, and closely align our executives’ and employees’ interests with those of our shareholders.
The Board has adopted the following policies and practices to closely align our management’s compensation programs with shareholder value creation and the Company’s strategic goals, all of which are expected to be fully implemented by 2018:

•
Target Median Pay for Median Performance: All elements of our executive compensation are benchmarked to target median pay for median performance based on our peer group, and our NEOs’ base salaries are generally positioned to the 50th percentile of our peer group (see “Comparative Market Information” below for the composition of our peer group);

•	Pay for Performance: We have created an incentive structure that places a significant portion of our NEOs’ target compensation on our short-term and long-term performance;

•	Performance Based Distributed Cash Awards: Our Executive Officer Cash Profit Sharing (“EOCPS”) program is based on both quarterly and annual performance measurements of our operating profits;

•
Equity Awards with Extended Vesting: NEOs’ awards under our equity incentive plan have, in 2018, shifted to performance-based awards (80%) with an extended company-performance measurement period (e.g., 3 years), while time-based awards (20%) are subject to a staggered vesting also over an extended period (e.g., 20%/40%/40% over 3 years);

•
No Guaranteed Incentive Awards: NEOs’ EOCPS awards are 100% performance-based, while NEOs’ outstanding performance-based equity awards are fully at-risk and contingent on achievement of revenue growth and return on invested capital (“ROIC”) goals; and

•	No Overlapping Metrics: NEOs’ EOCPS awards and performance-based equity awards have distinct performance metrics, which are aligned with our strategy and priorities.
We are also committed to maintaining strong compensation risk management practices that support our pay for performance philosophy, mitigate risk, and align interests of our executives and our shareholders:

•	Annual Review: The CLDC conducts annual evaluations of NEOs’ compensation.

•	Caps: We cap NEOs’ maximum EOCPS and performance-based equity awards.

•	Double Triggers: Equity awards are subject to double trigger change-in-control requirements.

•	Compensation Claw-Back: We adopted a robust compensation recovery policy.

•	Ownership guidelines: Stock ownership guidelines are in place for all NEOs.

•	No Hedging and Pledging: We adopted robust anti-hedging and pledging policies.

•	Limited perquisites: We do not provide NEOs with material perquisites.

•	Strategic Guidance: We retained an independent compensation consultant to provide strategic guidance to the CLDC regarding executive and director compensation.
The following chart illustrates the evolution of our CEO's key compensation elements and the timing of when the changes have been implemented. As illustrated below, all changes have been fully implemented in 2018.

2016 Prior to Changes	2016 – Post Changes	2017 – Transition Year	2018
Salary	*Salary is positioned to <u>below</u> peer group median*		*Salary is positioned to <u>50th percentile</u> of peer group*	
EOCPS	Perf. Metric: Operating Profit Perf. Measurement: Quarterly Award capped at $2.5M annually	Perf. Metric: Operating Profit Perf. Measurement: Quarterly Award capped at $2.5M annually	Perf. Metric: Operating Profit Perf. Measurement: **50% Quarterly; 50% Annually** **Capped at 2x target**	Perf. Metric: Operating Profit Perf. Measurement: **50% Quarterly; 50% Annually** **Capped at 2x target**
Long-Term Incentive	**50% Strategic RSUs** <u>Perf. Measures:</u> › One-year net sales growth to determine grant › 3-year relative TSR modifier (+/- 20%)	**50% PSUs** <u>Perf. Measures:</u> › 2015: One-year net sales growth to determine grant › 2016: Relative TSR modifier (+/- 20%) › **2017 & 2018: two-year revenue growth and ROIC (0 – 1.2x target)**	**50% PSUs** <u>Perf. Measures:</u> › 2016: One-year net sales growth to determine grant › **Three-year revenue growth** following grant (50%) › **Three-year ROIC** following grant (50%) **(0 – 1.2x target)**	**80% PSUs** <u>Perf. Measures:</u> › **Three-year revenue growth** following grant (50%) › **Three-year ROIC** following grant (50%) **(0 - 2x target)**
	50% Performance RSUs › One-year operating profit to determine grant › Vesting: 25% on grant date and 25% on each of the following three anniversaries of the grant	**50% RSUs** › One-year operating profit to determine grant › Vesting: 25% on grant date and 25% on each of the following three anniversaries of the grant	**50% RSUs** › One-year operating profit to determine grant › Vesting: 25% on grant date and 25% on each of the following three anniversaries of the grant	**20% RSUs** › **3-year staggered vesting (20%/40%/40%)**

Denotes implementation of compensation program change

Setting Performance Goals
A key aspect of our compensation programs focuses on the selection of performance metrics that (1) reflect our long-term strategic goals and (2) appropriately incentivize our executives to deliver sustainable performance across key areas. The CLDC sets performance goals for our NEOs’ EOCPS and performance-based equity awards prior to granting such awards and remains engaged to monitor and certify the achievement of the goals. The CLDC believes in the importance of setting challenging, but achievable, performance goals for our NEOs and using such goals to support our median pay for median performance philosophy. The CLDC maintains a robust and collaborative performance goal setting process with its independent compensation consultant and our management. In establishing performance goals with respect to our NEOs’ EOCPS and performance-based equity awards, the CLDC considered:

•	historical and future projected performance for our updated peer group;

•	historical and future projected performance more broadly in our industry;

•	our historical performance and multi-year forward-looking business plans; and

•	the expectations of our shareholders.
In addition, before finalizing the performance goals, the CLDC reviews projections of realizable pay under EOCPS and performance-based equity awards at various levels of potential achievement of the performance goals to ensure that the actual payouts to our NEOs and our actual performance over the relevant performance periods are closely aligned. After carefully evaluating the aforementioned factors and incorporating inputs from its independent compensation consultant and our management, the CLDC approves the performance goals for our NEOs. The performance goals for NEOs’ 2017 and 2018 EOCPS and performance-based equity awards and their alignment without strategies are set forth below:

Incentive Component	Performance Metric	Alignment with Our Strategies
EOCPS awards (STI)	1-year Operating Profit	Is a key measure of our profitability; Supports long-term value creation; Maintains our long-standing culture of promoting sense of ownership among employees to deliver shareholder value.
Performance-based equity awards (LTI)	3-year Revenue Growth	Aligns with our ongoing focus on growing revenues across key business segments; Facilitates decisions that will drive sustainable revenue growth.
Performance-based equity awards (LTI)	3-year Return on Invested Capital ("ROIC")(1)	Reinforces our ongoing focus on maximizing our investment returns; Prompts thoughtful capital allocation strategy.

(1) The Company’s ROIC for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of the total stockholders’ equity and the total long-term liabilities at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively financial measures presented in accordance with GAAP.
2017 Performance Highlights
The Company focuses on designing, manufacturing, and marketing systems and products to make buildings and structures safe and secure. The Company, through its subsidiaries, designs, engineers, and manufactures structural construction products, including connectors, truss plates, anchors, fasteners and other products, and differentiates itself from competitors by designing and marketing end-to-end wood and concrete construction product lines. The Company also provides engineering services in support of some of its products and increasingly offers design and other software that facilitates the specification, selection and use of its products. The Company believes that the Simpson Strong-Tie brand benefits from strong brand name recognition among architects and engineers who frequently request the use of the Company’s products.
The nature of our industry demands that we adhere to a focused strategy to build shareholder long-term value over time. During 2017, our management team continued to execute against the strategic goals set by the Board, which resulted in increases in net sales and ROIC for our shareholders.
Our key 2017 performance highlights are set forth below:

•	Company-wide net sales increased 13.5% to $977.0 million;

•	Gross margin was an industry leading 46%;

•	Income from operations were relatively flat at $139.2 million vs. $139.4 million a year ago;

•	Diluted net income per share of our common stock increased to $1.89; and

•	ROIC was 10.6%.
Our management’s focused execution and continued commitment to a disciplined capital allocation strategy has delivered strong results for our shareholders in 2017, including the following achievements:

We outperformed both the S&P 500 and Dow Jones U.S. Building Materials & Fixtures Index in terms of total shareholder returns (“TSR”) delivered to our shareholders in 2017.
*    The Compensation Peer Group line represents a peer group index calculated based on 2017 weighted average TSR of our peer group. See “Comparative Market Information” below for the composition of our peer group.
2017 and 2018 CEO Compensation Mixes
Our CEO’s 2017 compensation mix and 2018 target compensation mix are set forth below:

2017 CEO Compensation Summary
Our CEO’s 2017 compensation mix included the following:

•	Base Salary: $740,000;

•
EOCPS Awards: $513,031, reflecting a payout of approximately 69% of the target 2017 EOCPS award ($740,000), which payout was determined based on the achievement of our 2017 quarterly and annual operating profit above the qualifying levels established by the CLDC at the beginning of 2017; and

•
Equity Awards: $2,146,877 (target equity awards valued as of the grant date), with approximately 40% of the equity awards being time-based restricted stock units (“RSUs”) and the other 60% being performance-based restricted stock units (“PSUs”).

◦
Our CEO’s 2017 PSUs are fully at-risk and will vest only on achievement of performance metrics in the 2017-2019 measurement period. Such awards will be forfeited if the threshold performance goals are not met. If our performance surpasses the target performance goals, the number of shares that will eventually vest under the PSUs will exceed the number of target shares used to calculate the grant date value.

◦
The CLDC used a formula based on our 2016 net sales to calculate the number of target shares under our CEO’s 2017 PSUs. The maximum amount of shares that may potentially vest under our CEO’s 2017 PSUs (if and when the highest-tier performance goals are met) are capped at 120% times the target shares after being adjusted for fair value.

◦
Our CEO’s 2017 RSUs, granted based on the achievement of our 2016 operating profit goals, are subject to a vesting schedule with 25% of the RSUs vesting at each of the grant date and the first, second and third anniversary of the grant date.

Please refer to the “Summary Compensation Table” below for a complete disclosure of our CEO’s 2017 total compensation. Compared to 2016, there were an increase in our CEO’s 2017 base salary and profit sharing trust contribution and a reduction in our CEO’s 2017 EOCPS awards. This arrangement, along with our CEO’s updated equity awards, is intended to balance both short- and long-term incentives for our CEO. Our other NEOs’ 2017 compensation was comprised of the same three core components and similarly affected by a change in the compensation mix. See “Executive Compensation Analysis” below.
2018 CEO Compensation Outlook
Our CEO’s 2018 target compensation mix includes the following:

•	Base Salary: remains at $740,000;

•	EOCPS Awards: target annual EOCPS awards remain at $740,000 and actual EOCPS awards capped at 2 times the target awards; and

•	Equity Awards: 80% comprised of PSUs with a three-year measurement period and the other 20% comprised of RSUs.

◦
Our CEO’s 2018 PSUs are fully at-risk and will vest only on achievement of performance metrics in the 2018-2020 measurement period. Such awards will be forfeited if the threshold performance goals are not met. If our performance surpasses the target performance goals, the number of shares that will eventually vest under the PSUs will exceed the number of target shares. The maximum amount of shares that may potentially vest under our CEO’s 2018 PSUs (if and when the highest-tier performance goals are met) are capped at 200% times the target shares.

◦	Our CEO’s 2018 RSUs are subject to three-year staggered vesting with 20%, 40% and 40% of the RSUs vesting at each of the first, second and third anniversary of the grant date.
EXECUTIVE COMPENSATION ANALYSIS
Executive Compensation Philosophy
Our overall compensation philosophy is to align the interests of our employees and shareholders and provide employees, including our management, incentives to increase shareholder value, and to position our NEOs’ total target compensation to the median of our peers. To motivate and retain our NEOs and other employees, we aim to compensate them fairly relative to our performance. To achieve these objectives under our pay-for-performance guiding principal, we created compensation programs that reward achievement of specific performance goals, such as operating profit, revenue growth, ROIC and the efficient use of assets. We believe that our current compensation programs allow us to attract high-performing employees and help us retain the services of employees whose contributions are instrumental in achieving our strategies. The CLDC and the Board regularly review and refine our executive compensation programs to ensure that such programs continue to reflect policies and practices that are aligned with our pay-for-performance philosophy and the interest of our shareholders.
Compensation-Setting Process
Role of Compensation and Leadership Development Committee, Board and Management
The CLDC develops and updates our compensation policies and practices, oversees our compensation programs, sets performance goals relevant to such programs, evaluates our performance in light of such goals, and determines and exercises discretion over executive compensation, including reviewing and approving annual compensation to our NEOs. The CLDC does not delegate its role in determining executive compensation. Our officers do, however, participate in our annual budgeting process, which forms the basis for the CLDC to set, and determine the achievement of, the performance goals under our compensation programs. The Board reviews and approves the annual budget, and based on that, the CLDC approves both cash EOCPS payouts and equity-based awards to our NEOs.
Role of Compensation Consultants
The CLDC has engaged and expects to continue to engage independent advisers, including compensation consultants, from time to time to assist in carrying out its responsibilities. Since 2014, the CLDC has engaged Mercer as an independent compensation consultant to provide strategic guidance to the CLDC regarding executive and director compensation. Specific services provided by Mercer to us in 2017 included, but were not limited to, updating our industry peer group and benchmarking analysis, assessment of the appropriateness and competitiveness of our executive compensation program as compared to those of the selected industry peer group, recommendation of changes to our executive compensation programs, especially our NEOs’ compensation mix, and evaluation of our executive and director compensation.
Compensation Program Elements
The Board believes that, to maintain a sense of unity and fairness, the forms of compensation for our NEOs generally should match those of our other employees. Under this principle, our compensation programs for a large portion of our salaried employees, including our NEOs, comprise 3 basic elements:

•	Base salaries and contributions to profit sharing trust accounts;

•	Cash profit sharing awards, such as EOCPS awards to our NEOs; and

•	Long-term equity awards, such as PSUs and RSUs granted to our NEOs.
Each element of our compensation programs possesses characteristics intended to motivate our NEOs and other employees in different ways. We believe that coordinated compensation elements work best to help us to retain their services and to motivate them to achieve results that increase shareholder value. The following is a summary of each of the basic elements of our compensation programs.
Salaries
A NEO’s salary is a guaranteed minimum amount for his or her time invested in performing the functions of the job. Salary alone, however, does not provide performance opportunity for the NEO to earn additional compensation, and at the same time, increase shareholder value over time. Our NEOs’ salaries are generally determined by the CLDC based on historical salary levels for their respective positions, current compensation for similar positions at our peers, changes in NEOs’ responsibilities and cost of living adjustments. A study conducted by Mercer confirmed that our NEOs’ historical salaries before 2017 were below the 25th percentile within our peer group. As a part of our compensation program updates and in response to a reduction in our NEOs’ EOCPS awards, the CLDC approved a salary increase for each of our NEO’s in 2017. Based on its review and Mercer’s recommendation, the CLDC decided to continue our NEOs’ current base salaries for 2018. The table below sets forth his or her respective 2018 annual salary for each of our NEOs as compared to his or her 2017 salary:

	2017 Annual Salary	2018 Annual Salary
Karen Colonias President and Chief Executive Officer	$740,000	$740,000

Brian J. Magstadt Chief Financial Officer, Treasurer and Secretary	$500,000	$500,000

Ricardo Arevalo Chief Operating Officer, Simpson Strong-Tie Company Inc.	$460,000	$460,000

Roger Dankel President of North American Sales, Simpson Strong-Tie Company Inc.	$460,000	$460,000

Kevin Swartzendruber Senior Vice President, Finance and Accounting(1)	$—	$270,000
(1) Mr. Swartzendruber was designated as an executive officer by the Board on February 15, 2018.
Salaries paid to each of our NEOs with respect to each of the three years ended December 31, 2017, 2016 and 2015, respectively, are set forth in the “Summary Compensation Table” below.
Profit Sharing Trust Contributions
The Company and its U.S. subsidiaries maintain a defined contribution profit sharing trust plan for U.S.-based non-union employees, including our NEOs, while some of our non-U.S. subsidiaries maintain similar plans for their employees. An employee is eligible for participation in a given calendar year if he or she is an employee on the first and last days of that year and completes the minimum service requirement during that year. As of December 31, 2017, the minimum service requirement was at least 1,000 hours of service. We currently make contributions to employees’ profit sharing trust accounts in amounts equal to 7% of the employees’ qualifying salaries or wages (regular plus overtime pay), which amounts are subject to a 6-year vesting period. We contribute an additional 3% of their qualifying salaries or wages to their profit sharing trust accounts each quarter to comply with the safe-harbor rules that govern the plan. The safe-harbor contribution is not forfeitable and fully vests when the contribution is made. The plan limits trust contributions to amounts deductible for federal income tax purposes under section 404(a) of Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Under the plan, other than the 3% safe-harbor contribution, the Board has exclusive discretion to authorize the trust contributions and change them at any time. Subject to such discretion, we expect the current profit-sharing-trust contribution rate to continue. Our CEO, CFO and Vice President of Human Resources are currently trustees of the profit sharing trust plan. All our participating employees, including our NEOs, under the plan are entitled to proportionate shares of forfeited contributions from employees who terminate their employment with us before such contributions fully vest. The plan also includes a 401(k) feature that allows our employees, including our NEOs, to contribute their pre-tax earnings in addition to the amounts that we contribute to their accounts. We generally view our contributions to employees’ profit sharing trust accounts as serving a similar objective as salaries. The table below sets forth, for each of our NEOs, the estimated contribution that we expect to make to his or her respective profit sharing trust account for 2018, as compared to his or her 2017 profit sharing trust contribution:

	2017 Profit Sharing Trust Contribution	Estimated 2018 Profit Sharing Trust Contribution(1)
Karen Colonias President and Chief Executive Officer	$27,403	$27,000

Brian J. Magstadt Chief Financial Officer, Treasurer and Secretary	$27,393	$27,000

Ricardo Arevalo Chief Operating Officer, Simpson Strong-Tie Company Inc.	$27,339	$27,000

Roger Dankel President of North American Sales, Simpson Strong-Tie Company Inc.	$27,339	$27,000

Kevin Swartzendruber Senior Vice President, Finance and Accounting	$—	$27,000
____________

(1)
If we employ the NEO on December 31, 2018, or if he or she retired during 2018 after reaching the age of 60, we will contribute to his or her profit sharing trust account 10% of his or her salary (including the 3% safe-harbor contribution), with a contribution limit of $27,000 for 2018, plus a pro rata share of forfeited contributions from employees who terminate their employment before such contributions fully vest. The estimates in this column assume that no such forfeitures will occur. Of such contributions, 30% are paid quarterly in the month following each calendar quarter of 2018 and the remaining 70% will be paid in 2019.

Contributions made to each of our NEOs’ profit sharing trust account with respect to each of the three years ended December 31, 2017, 2016 and 2015, respectively, are set forth in the “Summary Compensation Table” below as part of the “All Other Compensation.”
Executive Officer Cash Profit Sharing (EOCPS) Awards
We believe that consistent achievement of short-term performance goals is likely to result in long-term growth and increased shareholder value. We, therefore, maintain an EOCPS Plan for our executive officers and a cash profit sharing plan for other qualified employees to motivate them to achieve these short-term performance goals, both of which we believe have significantly contributed to our growth.
The EOCPS Plan helped us meet the requirements of Internal Revenue Code section 162(m) for us to fully deduct the cash awards granted to our NEOs in excess of the $1,000,000 limit as “strategic compensation” thereunder. While the performance-based exception under section 162(m) was repealed by the Tax Cuts and Jobs Act of 2017, EOCPS payments made beginning in 2018 will continue to be subject to the two caps.
The CLDC is responsible for administrating the EOCPS Plan. The CLDC measures our or our subsidiaries’ performance against the pre-determined performance goals, which are currently based on our or our subsidiaries’ operating profits, and approves our NEOs’ individual awards. An EOCPS award is generally determined by an officer’s applicable percentage of the amount (each, a “Qualified Amount”) by which the net profit, operating income or any other performance goal of the Company or the officer’s relevant branch or subsidiary, including Simpson Strong-Tie Company Inc., our primary operating subsidiary, for the applicable period surpass a qualifying level for the Company, branch or subsidiary for that same period, a threshold that must be exceeded before the award may be made to the officer.
Under the EOCPS Plan, any award will be paid at such time as determined by the CLDC as long as all awards with respect to periods within a fiscal year are paid by March of the succeeding fiscal year. We currently pay four quarterly and one annual awards out of the portion of our profits that exceeded a specified qualifying level to our NEOs. For each of the four quarters in a year, a NEO will receive the awards based on 50% of his or her applicable individual percentage of the respective quarterly Qualified Amount. As for the last payment, the NEO will receive the awards based on 50% of his or her applicable individual percentage of the annual Qualified Amount for that year. The effect of the five payments (four quarterly and one annual) is to increase the target amount of awards made following the end of the year (the target annual award equaling the sum of the four target quarterly awards), with the year-end awards contingent on achieving the Qualified Amount for the entire year.
If the qualified operating profit is less than the qualifying level in one or more quarters, our NEOs will receive no quarterly EOCPS payments for such quarters. If the annual qualified operating profit is less than the annual qualifying level for a year, our NEOs will receive no annual EOCPS awards following the year end but may still receive one or more quarterly EOCPS payments during the year. If the qualified operating profit is less than the qualifying level in each quarter and the annual qualified operating profit is less than the annual qualifying level, our NEOs will receive no EOCPS awards for that year.
We compute the Qualified Amount, if any, as the difference between the actual operating profit and the actual qualifying level. The Qualified Amount is the basis for the computation of amounts available to be distributed under both our EOCPS Plan and our Cash Profit Sharing Plan for other qualified employees. The CLDC may adjust the pool and their percentage from time to time so that our EOCPS will continue to create equitable results for our NEOs. We then allocated EOCPS awards among our NEOs based on their participating percentages as approved by the CLDC at the beginning of the year based on the officer’s level of responsibility and contribution to the success of the Company or the home office operating unit. Unless the composition or responsibilities of our NEOs change, their participating percentages generally do not change substantially from year to year, although the CLDC has discretion to make any changes that it considers appropriate.
2017 Operating Profit Achievements and EOCPS Awards
The CLDC has determined to use qualified operating profits of Simpson Strong-Tie Company Inc., our primary operating subsidiary, as the performance goals for 2018 under the EOCPS Plan, the same methodology used in 2017 and prior fiscal years to measure Qualified Amounts under the EOCPS Plan.
Qualified operating profit of Simpson Strong-Tie Company Inc. is generally calculated as follows:
Income from operations

Plus:	Stock compensation charges
Certain incentive compensation and commissions
Salaried pension contributions
Self-insured workers’ compensation costs

Equals:	Qualified operating profit
The CLDC established the 2017 annual qualifying level at $130,000,000 and the 2017 quarterly qualifying level at $32,500,000, respectively. Our annual target qualified operating profit, qualifying level and target annual Qualified Amounts for 2017 are as follows:

2017 EOCPS Targets
Target Annual Qualified Operating Profit	$228,800,000
Less: Qualifying Level	130,000,000
Target Annual Qualified Amount	$98,800,000

The target and maximum annual amounts that may be paid out under the EOCPS Plan to each of our NEOs for 2017 are as follows:

	2017 Target Annual Payouts(1)	2017 Maximum Annual Payouts
Karen Colonias	$740,000	$1,480,000
Brian J. Magstadt	250,000	500,000
Ricardo Arevalo	230,000	460,000
Roger Dankel	230,000	460,000

(1)	Amounts (four quarterly and one annual awards) expected to be paid to the NEO for 2017 if 2017 qualified operating profit of Simpson Strong-Tie Company Inc. is $228,800,000.
Qualified operating profit for each of the four quarters of 2017 and the full-year 2017 and the resulting company-wide and home office branch Qualified Amounts are set forth in the table above:

Quarter	Actual Qualified Operating Profit	Qualifying Level	Qualified Amount
First	$39,665,404	$32,500,000	$7,165,404
Second	62,304,143	32,500,000	29,804,143
Third	59,204,106	32,500,000	26,704,106
Fourth	37,322,912	32,500,000	4,822,912
Full Year	$198,496,565	$130,000,000	$68,496,565
The payouts for our NEOs for each of the 4 quarters of 2017 and the full-year 2017 were as follows:

NEO/Quarter	Individual Share (%)	50% of Individual Shares (%)	Individual Share of Qualified Amount ($)(1)	Rounding Adjustments ($)(2)	Payouts ($)
Karen Colonias
First	0.7490%	0.3745%	$26,834	$—	$26,834
Second	0.7490%	0.3745%	111,617	(3)	111,614
Third	0.7490%	0.3745%	100,007	(2)	100,005
Fourth	0.7490%	0.3745%	18,062	—	18,062
Full Year	0.7490%	0.3745%	256,520	(4)	256,516
					$513,031
Brian J. Magstadt
First	0.2530%	0.1265%	$9,064	$2	$9,066
Second	0.2530%	0.1265%	37,702	6	37,708
Third	0.2530%	0.1265%	33,781	5	33,786
Fourth	0.2530%	0.1265%	6,101	1	6,102
Full Year	0.2530%	0.1265%	86,648	13	86,661
					$173,323
Roger Dankel
First	0.2328%	0.1164%	$8,341	$(1)	$8,340
Second	0.2328%	0.1164%	34,692	(1)	34,691
Third	0.2328%	0.1164%	31,084	(1)	31,083
Fourth	0.2328%	0.1164%	5,614	—	5,614
Full Year	0.2328%	0.1164%	79,730	(2)	79,728
					$159,456
Ricard M. Arevalo
First	0.2328%	0.1164%	$8,341	$(1)	$8,340
Second	0.2328%	0.1164%	34,692	(1)	34,691
Third	0.2328%	0.1164%	31,084	(1)	31,083
Fourth	0.2328%	0.1164%	5,614	—	5,614
Full Year	0.2328%	0.1164%	79,730	(2)	79,728
					$159,456

(1)	The amount is calculated by multiplying the Qualified Amount with 50% of the applicable individual share (%).

(2)	The amount represents rounding differences between the amounts used in the actual calculations and the amount calculated using the rounded amounts presented in the tables above.
EOCPS awards paid to each of our NEOs with respect to each of the three years ended December 31, 2017, 2016 and 2015, respectively are set forth in the “Summary Compensation Table” below.
2018 EOCPS Awards Outlook
Based on its review and Mercer’s recommendation, the CLDC decided to continue our current EOCPS structure for 2018. As a result, the 2018 awards under the EOCPS Plan are also expected to be made through five payments, with each of the first four payments to be made quarterly and the last payment to be made at following 2018. For each of the four quarters in 2018, a NEO will receive the awards based on his or her applicable individual percentage of the respective quarterly Qualified Amount. As for the last payment, the NEO will receive the awards based on his or her applicable individual percentage of the annual Qualified Amount for 2018. The CLDC has determined to use 2018 qualified operating profit of Simpson Strong-Tie Company Inc. as the performance goal for 2018.
Qualified operating profit of Simpson Strong-Tie Company Inc. is generally calculated as follows:

Income from operations

Plus:	Stock compensation charges
Certain incentive compensation and commissions
Salaried pension contributions
Self-insured workers’ compensation costs

Equals:	Qualified operating profit
The CLDC has also established the 2018 annual qualifying level at $130,000,000 and the 2018 quarterly qualifying level at $32,500,000, respectively. Our annual target qualified operating profit, qualifying level and target annual Qualified Amounts for 2018 are as follows:

2018 EOCPS Targets
Target Annual Qualified Operating Profit	$228,800,000
Less: Qualifying Level	130,000,000
Target Annual Qualified Amount	$98,800,000
The target and maximum annual amounts that may be paid out under the EOCPS Plan to each of our NEOs for 2018 are as follows:

	2018 Target Annual Payouts(1)	2018 Maximum Annual Payouts
Karen Colonias	$740,000	$1,480,000
Brian J. Magstadt	250,000	500,000
Ricardo Arevalo	230,000	460,000
Roger Dankel	230,000	460,000
Kevin Swartzendruber	130,000	260,000
___

(1)	Amounts (four quarterly and one annual awards) expected to be paid to the NEO for 2018 if 2018 qualified operating profit of Simpson Strong-Tie Company Inc. is $228,800,000.
Long-Term Equity Awards
Our NEOs’ long-term compensation is entirely equity-based. We grant equity awards to our key employees, including our NEOs, and our independent directors pursuant to the Company’s current equity incentive plan, the amended and restated 2011 Incentive Plan (the “2011 Incentive Plan”). For additional information regarding the 2011 Incentive Plan, please refer to Exhibit A of Simpson Manufacturing Co., Inc.'s Schedule 14A Proxy Statement dated March 9, 2015, which is a complete copy of the 2011 Incentive Plan.
Restricted Stock Units
In 2017, we awarded 606,299 restricted stock units to our employees, including out NEOs, and 10,066 restricted stock units awarded to our independent directors, and no stock options. We awarded such restricted stock units in the first quarter of 2017 on the day that the CLDC meets to approve the awards based on the achievement of our qualified operating profit goals set by the Board for the preceding fiscal year.
Our NEOs’ 2017 awards of restricted stock units were made in the following two forms:

1.	time-based restricted stock units (“RSUs”) that vest in equal installments over a period of years; and

2.	performance-based restricted stock units (“PSUs”) that vest based on the achievement of both revenue growth and long-term shareholder returns at the end of a multi-year performance period.

RSUs accounted for approximately 34% of the 2017 target equity awards of our NEOs (other than our CEO) while PSUs accounted for the other 66%. See "2017 CEO Compensation Summary" above for our CEO's 2017 RSU and PSU split.
Our NEOs’ 2017 RSU Awards
On granting RSU awards, the CLDC established, and specified in the grant agreement, the vesting schedule for the awards. The number of shares of our common stock subject to RSU awards will generally vest periodically in increments over years.
Because we achieved our qualified operating profit goal for 2016 ($152,406,000), in February 2017, the CLDC granted each of our NEOs RSUs as indicated below:

Named Executive Officer	Shares Under 2017 RSUs
Karen Colonias	24,900
Brian J. Magstadt	10,375
Ricardo Arevalo	7,260
Roger Dankel	7,260
With respect to our NEOs’ 2017 RSU awards, one fourth of the shares of our common stock subject to the awards vested or will vest on the award date and each of the first, second and third anniversaries thereof. See “Accelerated Vesting and Payout” and “Potential Payments on Termination or Change in Control” below for a discussion on early vesting of such RSU awards.
Our NEOs’ 2017 PSU Awards
The CLDC set the performance goals for our NEOs’ 2017 PSU awards in early 2017, which consist of one set of goals based on the Company’s revenue growth (the “Revenue Growth Goals”) and another set of goals based on the return on our shareholders’ invested capital (the “ROIC Goals”). Our NEOs’ 2017 PSUs would be measured against such goals for a three-year cliff-vesting performance period starting on January 1, 2017, and ending on December 31, 2019. The CLDC also determined that, during the performance period, half of the 2017 PSU awards to be granted to each of our NEOs would be measured against the Revenue Growth Goals and the other half would be measured against the ROIC Goals. Consequently, the number of PSU shares that would vest in favor of a NEO under his or her 2017 PSU awards is between 0% and 120% of his or her adjusted target shares, depending on the extent to which the performance goals would have been achieved at the end of 2019. The number of the adjusted target shares of our common stock and the maximum amount of shares of common stock that could potentially vest under the 2017 PSU awards granted to each of our NEOs is as follows:

	Adjusted Target PSU Shares Under 2017 PSU Awards(1)	Maximum PSU Shares Under 2017 PSU Awards(2)
Karen Colonias(3)	35,874	43,048
Brian J. Magstadt	20,781	24,937
Ricardo Arevalo	14,541	17,449
Roger Dankel	14,541	17,449
____________
(1)    As adjusted for the accounting fair value of the initially decided performance goals as of the award date.
(2)    No fractional shares will be issued pursuant to any PSU award, and therefore, any fractional shares may be forfeited or otherwise eliminated as determined by the CLDC.
(3)    The target PSU shares for our CEO calculated based on the achievement of our 2016 revenue goal were reduced by 13,784 shares as determined by the CLDC before being adjusted for the award date accounting fair value of the TSR-based performance goals.

Our NEOs’ 2017 Total Awards of Restricted Stock Units
Therefore, the maximum number of shares of our common stock that could potentially vest under each of our NEOs’ 2017 RSUs and 2017 PSUs are as follows:

	Maximum Shares(1)
	RSU Shares	Maximum PSU Shares	Total
Karen Colonias	24,900	43,048	67,948
Brian J. Magstadt	10,375	24,937	35,312
Roger Dankel	7,260	17,449	24,709
Ricardo Arevalo	7,260	17,449	24,709
____________
(1)    The 2011 Incentive Plan, as approved by shareholders at our 2015 annual meeting of shares, limits awards of restricted stock units to any one participant in any calendar year intended to qualify for the performance-based exception from the tax deductibility limitations of Internal Revenue Code section 162(m) to 100,000 shares.
Equity awards granted to each of our NEOs with respect to each of the three years ended December 31, 2017 are set forth in the “Summary Compensation Table” below.
Accelerated Vesting and Payout
Under the current 2011 Incentive Plan, the vesting of restricted stock units may accelerate in two situations. First, when an employee ceases employment with us upon his or her retirement (depending on whether the employee meets certain age and/or service tenure conditions), death or disability, all of the employee’s unvested restricted stock units vest. Second, all outstanding restricted stock units of an employee vest on a change in our control that involves a substantial change in his or her terms of employment or involuntary termination. In addition, the CLDC may cause awards granted pursuant to the 2011 Incentive Plan, including awards to our NEOs, to vest earlier in certain other situations.
Our NEOs have entered into grant agreements with the Company with respect to their 2017 PSU and RSU awards, which provide for early vesting in case of death or disability. The 2017 grant agreements also provide that for the PSU or RSU awards to vest ahead of schedule, a recipient may retire at age 55 after having worked at the Company or its subsidiaries for 15 years (but for each year that the recipient delays his or her retirement after reaching age 55, he or she may work one year less and still retire). In addition, to increase the compatibility of the awards with the Internal Revenue Code section 409A and avoid potential negative tax implications for the recipient and the Company, the grant agreements for 2017 RSU awards provide that, in case the awards vest ahead of schedule and are determined by the CLDC to be subject to section 409A, they may only be paid out in the enumerated situations as allowed under section 409A. In particular, in case a recipient is a specified employee under Section 409A, the awards cannot be paid out until the date that is six months after the employee’s separation of service, which generally is when the employee completely stops working for the Company and its subsidiaries. Similarly, the 2017 grant agreements for PSU awards provide that, irrespective of when the PSU awards vest, they may only be paid out following the last day of the applicable vesting period after the performance period has concluded and subject to achievement of the applicable performance goals. Further, the 2017 grant agreements for PSU awards require the PSU shares that could eventually become payable in favor of the recipient following the last day of the applicable vesting period after the performance period to be prorated based on the early-vesting date and the date when the applicable vesting period is scheduled to expire.
Change in Control or Asset Sale
The 2011 Incentive Plan currently provides that, on a change in control, if the surviving or resulting entity refuses to continue the PSU or RSU awards and does not substitute similar awards, and if the nature and terms of employment or engagement, including compensation and benefits, of a recipient will change significantly as a result of the change in control, then the awards will vest ahead of schedule. Individual grant agreements may alter this default arrangement.
Our NEOs’ 2017 grant agreements do not change the default rule under the 2011 Incentive Plan, but additionally provide that, in the case of an asset sale, the PSU or RSU awards will vest ahead of schedule in certain situations, including where a recipient is not subsequently employed or engaged by the surviving or resulting entity or the successor to the sold business or there is a significant change in the nature and terms of the subsequent employment or engagement of the recipient. For ease of administration, our NEOs’ 2017 grant agreements also use a broader definition, “sale event,” to encompass both change-in-control and asset-sale situations, and therefore override the 2011 Incentive Plan with respect to any change in control of the Company affecting the awards thereunder.
In addition, in order to provide a double-trigger mechanism as recommended by proxy advisors, our NEOs’ 2017 grant agreements for PSU and RSU awards require that for the PSU or RSU awards to vest ahead of schedule on a sale event, a NEO’s employment with the Company and its subsidiaries (or the acquiring, surviving or resulting entity) will first need to be terminated, either by the officer for good reason or by his or her employer without cause within 2 years from the sale event. In case of early vesting of the PSU awards because of a sale event, the PSU shares thereunder will be subject to the proration described in the “Accelerated Vesting and Payout” section above.
See “Potential Payments on Termination or Change in Control” below for a more detailed discussion on early vesting of our NEOs’ PSU and RSU awards.
Cap through 2017 on Annual Awards under the Equity Incentive Plan
Under the 2011 Incentive Plan, the maximum aggregate number of the shares underlying any and all RSU and PSU awards issuable or deliverable to such officer in any calendar year that are intended to qualify for the performance-based exception from the tax deductibility limitations of Internal Revenue Code section 162(m) cannot exceed 100,000 shares. All of our NEOs’ 2017 RSU and PSU awards are subject to this limitation. With respect to equity awards made beginning in 2018, however, the performance-based exception under section 162(m) was repealed by the Tax Cuts and Jobs Act of 2017.
2018 Equity Awards
We will grant RSUs and PSUs to our NEOs in 2018, with the target shares being split 20% and 80% between a NEO’s 2018 RSU awards and his or her 2018 PSU awards.
Our NEOs’ 2018 RSU awards as indicated in the table below will vest over the three years from the effective date of the award, with 20% of the RSUs expected to vest after one year, 40% of the RSUs expected to vest after two years and 40% of the RSUs expected to vest after three years:

Named Executive Officer	Shares Under 2018 RSUs
Karen Colonias	5,320
Brian J. Magstadt	1,912
Ricardo Arevalo	1,479
Roger Dankel	1,479
Kevin Swartzendruber	609
Similar to their 2017 PSU awards, our NEOs’ 2018 PSU awards are subject to performance goals consisting of Revenue Growth Goals and ROIC Goals, and half of the 2018 PSU awards would be measured against the Revenue Growth Goals and the other half would be measured against the ROIC Goals for a three-year cliff-vesting performance period starting on January 1, 2018, and ending on December 31, 2020. Consequently, the number of PSU shares that would vest in favor of a NEO under his or her 2018 PSU awards is between 0% and 200% of his or her target shares, depending on the extent to which the performance goals would have been achieved at the end of 2020. The number of the target shares of our common stock and the maximum amount of shares of common stock that could potentially vest under the 2018 PSU awards granted to each of our NEOs is as follows:

	Target PSU Shares Under 2018 PSU Awards	Maximum PSU Shares Under 2018 PSU Awards(1)
Karen Colonias	21,274	42,548
Brian J. Magstadt	7,648	15,296
Ricardo Arevalo	5,908	11,816
Roger Dankel	5,908	11,816
Kevin Swartzendruber	2,432	4,864
____________

(1)	No fractional shares will be issued pursuant to any PSU award, and therefore, any fractional shares may be forfeited or otherwise eliminated as determined by the CLDC.
Therefore, the maximum number of shares of our common stock that could potentially vest under each of our NEOs’ 2018 RSUs and 2018 PSUs are as follows:

	Maximum Shares
	RSU Shares	Maximum PSU Shares	Total
Karen Colonias	5,320	42,548	47,868
Brian J. Magstadt	1,912	15,296	17,208
Ricardo Arevalo	1,479	11,816	13,295
Roger Dankel	1,479	11,816	13,295
Kevin Swartzendruber	609	4,864	5,473

Comparative Market Information
Designation of Peer Companies for Setting Executive Compensation
Based on shareholder feedback, Mercer’s advice, the latest guidelines from proxy advisors, and peer companies’ practices, among other considerations, the following 16 companies in the building products or construction material industries are considered our peer companies for setting compensation for NEOs. Headwaters Incorporated, which was included in our peer companies for our 2017 proxy statement, was acquired by Boral Limited in May 2017 and accordingly, is no longer included after the acquisition date. These peer companies had revenues between $0.4 million and $2.0 billion in 2016, which are approximately 0.4 to 2.3 times the Company’s 2016 revenue.

The 16 companies and the Company, ranked based on their 2016 revenues, are set forth below:

	2016 Revenues (in thousands)	2016 Assets (in thousands)
AAON, Inc.	$384,000	$257,000
Insteel Industries, Inc.	419,000	293,000
PGT Innovations, Inc.	459,000	437,000
Continental Building Products, Inc.	461,000	635,000
Trex Company, Inc.	480,000	221,000
Simpson Manufacturing Co., Inc.	861,000	980,000
Quanex Building Products Corp.	928,000	780,000
American Woodmark Corp.	947,000	467,000
Gibraltar Industries, Inc.	1,008,000	918,000
Apogee Enterprises, Inc.	1,115,000	785,000
Eagle Materials Corp.	1,143,000	1,884,000
U.S. Concrete, Inc.	1,168,000	945,000
Patrick Industries, Inc.	1,222,000	535,000
Summit Materials, LLC	1,626,000	2,781,000
NCI Building Systems, Inc.	1,685,000	1,058,000
Ply Gem Holdings, Inc.	1,912,000	1,258,000
Masonite International Corp.	1,974,000	1,476,000
Mercer gathered data on the salary, bonus, total cash compensation, long-term incentives and total direct compensation paid in 2016 by such 16 companies to support the CLDC’s compensation decisions.
Other Compensation Considerations and Practices
The Board believes that it is in the best interests of the Company and its shareholders to create and maintain a company culture that emphasizes integrity and accountability and a compensation philosophy that focuses on pay-for-performance. Our shareholders currently have the opportunity to vote on our NEOs’ compensation every year. In addition, all of our NEOs are subject to and currently in compliance with our compensation and governance guidelines and policies described in detail below.
Board-Recommended Frequency of the Shareholder Advisory Vote on NEO Compensation
The Board has determined that an annual advisory vote by our shareholders on the compensation of our NEOs allows shareholders to provide timely, direct input on our compensation philosophy, policies and practices. The Board continues to believe that such an annual vote is consistent with our continuing efforts to engage in an open dialogue with our shareholders on the compensation of our NEOs and related governance matters and therefore is in the best interests of our shareholders.
Stock Ownership Guidelines for NEOs
The Board seeks a strong alignment of the interests of our management and shareholders and maintains robust stock ownership guidelines for our NEOs. The guideline counts only common stock owned by our NEOs and does not include their stock options or RSUs. Each NEO has until 2020 to comply with his or her guideline. The guideline for stock ownership for each of our NEOs is as follows:

Stock Ownership Guideline
Karen Colonias	$3,000,000
Brian J. Magstadt	700,000
Roger Dankel	700,000
Ricardo Arevalo	700,000
Executive Compensation Recovery (“Claw-back”) Policy
Reinforcing our pay-for-performance compensation philosophy, the Board has adopted a compensation recovery policy to permit the recoupment of executive compensation. If we ever are required to prepare an accounting restatement to correct one or more errors that are material to those financial statements, the Company may recover from (x) any current or former executive officers and (y) any other employees who have been designated by the Board or the CLDC as being subject to this policy (each of such officers or employees, a “Covered Person”), regardless of fault or responsibility, that portion of incentive-based compensation, received by a Covered Person during any Covered Period (defined below) in excess of what would have been paid to a Covered Person during the Covered Period under the accounting restatement. A Covered Period means (i) the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities law; and (ii) in case the Company has changed its fiscal year end during the three-year period, the transition period between the new fiscal year that resulted from the change and the prior fiscal year not exceeding nine months. The Board will decide the manner in which the Company seeks and enforces recovery. If, after the Company makes a reasonable attempt to recover, the Board determines that the direct costs of seeking recovery would exceed the recoverable amount, the Company may decide not to seek recovery.
Restrictions on Hedging and Pledging Arrangements for All Employees and Directors
The Board believes that it is inappropriate and undesirable for the Company’s directors, officers or employees to engage in hedging or pledging transactions that lock in the value of holdings in the equity securities of the Company or its affiliates, including our common stock, as such transactions allow the insiders to own the Company’s equity securities without the full risks and rewards of ownership and potentially separate the insiders’ interests from the public shareholders.
The Board has therefore adopted an anti-hedging and anti-pledging policy. Directors, officers, and employees of the Company or any subsidiary of the Company, as well as their designees, are generally prohibited from: (a) purchasing any financial instruments or engaging in any transactions that are designed to hedge or offset or have the effect of hedging or offsetting any decrease in the market value of our equity securities (such as our common stock), including, without limitation, prepaid variable forward contracts, equity swaps, collars, exchange funds and transactions with economic consequences comparable to the foregoing financial instruments; and (b) further pledging our equity securities as collateral for a loan, purchasing such securities on margin, or holding such securities in a margin account.
Material Risk Considerations of Compensation Policies
We face various types of risk daily, including market risk, credit risk and currency risk, as well as general business risk. Our compensation programs generally look at longer time frames, currently from one quarter to three or four years. Therefore, we do not feel that they expose us to undue risk-taking. To successfully compete in and expand our markets and to attract and retain talent, however, some risks are unavoidable, such as the risks, uncertainties and factors discussed in the Company’s Annual Report to Shareholders on Form 10-K for the period ended December 31, 2017, under the heading Item 1A - “Risk Factors” and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in some cases are desirable and appropriate.
In addition to rewarding our employees for time spent at work and for the achievement of specific performance goals, we also seek to use our compensation programs to balance risk-taking. We believe that our cash profit sharing and equity-based awards promote a measured approach to areas of risk that we face as an organization. While the overall objective of our compensation programs is to increase shareholder value, we believe they also encourage sound financial management and the safeguarding of our assets. In addition, we believe our compensation programs promote a sense of unity, fairness and cooperation among all of our employees, not just our management, and afford less opportunity and incentive for individual employees to take undue risk in an attempt to increase their own compensation at the expense of the long-term health of the Company.

Through our cash profit sharing incentive plans, including the EOCPS Plan, our NEOs and other employees are encouraged to maximize our short-term profits, for example, by increasing revenues and reducing operating costs. The qualifying level component under the EOCPS Plan is intended to reward prudent stewardship of assets and sound allocation of resources. Payouts under the EOCPS Plan are based 50% on quarterly operating profit and 50% on annual operating profit. Accordingly, each of our NEOs receive 4 quarterly payouts and 1 annual payout. If the operating profit or other performance goal is less than the qualifying level in one or more quarters of any year, our NEOs will receive no quarterly payments. In addition, if the annual qualified operating profit or other performance goal is less than the annual qualifying level in a particular year, our NEOs will receive no annual payment following the end of that year but may still receive one or more quarterly payments during the year. We believe that these changes to the EOCPS Plan reduce the risk that the quarterly time horizon could potentially create opportunities for employees to maximize income in one quarter at the expense of a future quarter.
Through our equity-based compensation, including the RSUs and PSUs, our NEOs and other employees are encouraged to drive our continued growth and increase long-term value for our shareholders, for example, by growing our revenues and increasing the return on our shareholders’ invested capital. Because our NEOs’ and other employees’ equity awards generally vest over several years after grant, the value of such awards is affected by our performance over time. As a result, any attempt to maximize our short-term profits at the expense of our long-term financial health would work against our employees’ incentive to maximize their total compensation.

SUMMARY COMPENSATION TABLE
The table below provides information on all compensation received by our Named Executive Officers (“NEOs”) - our Principal Executive Officer, our Principal Financial Officer and our two other most highly compensated executive officers - from us for all their services provided to us and our subsidiaries in all capacities during the three years ended December 31, 2017.

			Stock	Non-Equity Incentive Plan	All Other
		Salary	Awards	Compensation	Compensation		Total
Name and Principal Position	Year	($)	($)(1)	($)(2)	($)(3)		($)
Karen Colonias,	2017	740,000	2,146,877	513,031	27,902	(4)	3,427,810
Our President and	2016	371,316	1,781,207	1,860,346	27,044	(5)	4,039,913
Chief Executive Officer	2015	360,500	654,698	2,030,656	27,044	(6)	3,072,898

Brian J. Magstadt,	2017	500,000	1,102,092	173,323	28,393	(4)	1,803,808
Our Chief Financial	2016	258,157	742,038	788,374	26,331	(5)	1,814,900
Officer, Treasurer and Secretary	2015	250,637	271,095	557,798	26,580	(6)	1,106,110

Roger Dankel	2017	460,000	771,172	159,456	27,339	(4)	1,417,967
President of North	2016	222,789	519,749	741,785	43,723	(5)	1,528,046
American Sales of Simpson	2015	216,300	110,569	524,835	64,274	(6)	915,978
Simpson Strong-Tie
Company Inc.

Ricardo M. Arevalo	2017	460,000	771,172	159,456	27,339	(4)	1,417,967
Chief Operating Officer	2016	222,789	519,749	741,785	48,223	(5)	1,532,546
of Simpson Strong-Tie	2015	216,300	110,569	524,835	68,375	(6)	920,079
Company Inc.
____________

(1)
Amounts in this column reflect the grant date fair value of target shares underlying the restricted stock units granted to the applicable NEO under the 2011 Incentive Plan in the fiscal year indicated. There were two kinds of restricted stock units granted to our NEOs: time-based restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”). See “Executive Compensation Analysis - Long-Term Equity Awards” above. We determined the value of such awards by multiplying the target number of shares of our common stock that may become vested pursuant to the terms of the applicable awards by the fair value of our common stock as of the grant date in accordance with FASB Accounting Standards Codification Topic 718 “Compensation - Stock Compensation.” Our NEOs’ 2017 RSU and PSU awards were made on February 4, 2017. The fair value of our NEOs’ 2017 RSU awards was computed as $34.96 per share, based on the closing price of our common stock reported by the New York Stock Exchange (“NYSE”) at the close of trading on February 3, 2017, discounted for dividends that the RSU awards did not participate in. The fair value of our NEOs’ 2017 PSU awards was computed as $35.58 per share, using a Monte Carlo simulation pricing model based on the February 3, 2017 closing price. Our NEOs’ 2016 RSU and PSU awards were granted on February 1, 2016. Our NEOs’ 2016 RSUs were valued at $31.68 per share, based on the closing price of our common stock reported by the NYSE at the close of trading on January 29, 2016, discounted for dividends that the RSU awards did not participate in. The fair value of our NEOs’ 2016 PSU awards was computed as $32.83 per share, using a Monte Carlo simulation pricing model based on the January 29, 2016 closing price. Our NEOs’ 2015 RSU awards were granted on February 2, 2015, and were valued at $31.80 per share, based on the closing price of our common stock reported by the NYSE at the close of trading on January 30, 2015, discounted for dividends that the RSU awards did not participate in. Vesting of all unvested restricted stock unit awards may be accelerated in certain enumerated circumstances, including a change in our control. For a discussion of the valuation assumptions used in determining the grant date fair value of these awards see Note 2 “Stock-Based Compensation” to the Consolidated Financial Statements included in our Annual Report to Shareholders on Form 10-K for the period ended December 31, 2017.

(2)
Amounts in this column reflect cash incentive compensation earned by the applicable NEO pursuant to the terms of our EOCPS Plan with respect to the year indicated (regardless of the year in which such amounts were actually paid). Quarterly EOCPS awards received by our NEOs were earned in one quarter and paid in the following quarter. As a result, quarterly awards with respect to the fourth quarter of 2015, 2016 and 2017, which are paid in the first quarter of 2016, 2017 and 2018, respectively, are reflected in the year with respect to which they were earned (that is, 2015, 2016 and 2017, respectively). Annual EOCPS awards received by our NEOs were earned in one year and paid in the following year. As a result, annual awards with respect to 2017, which are paid in 2018, are reflected in the year with respect to which they were earned (that is 2017). See “Executive Compensation Analysis - Executive Officer Cash Profit Sharing (EOCPS) Awards” above.

(3)
Amounts in this column include our contribution to the applicable NEO’s profit sharing trust account, pursuant to a defined contribution profit sharing trust plan we maintained for U.S.-based employees, including our NEOs, with respect to the year indicated (regardless of the year in which such amounts were actually paid) in an amount equal to the sum of (i) 7% of the applicable NEO’s qualifying salary, which is subject to a 6-year vesting period, (ii) a quarterly safe harbor contribution equal to 3% of the applicable NEO’s qualifying salary, which is not forfeitable and fully vests when made, and (iii) a proportionate share of contributions from employees who terminated employment with us before such contributions fully vest; [provided, however, that the profit sharing trust plan limits our contributions only to trust amounts deductible for federal income tax purposes under section 404(a) of Internal Revenue Code and thus imposes a contribution limit of $27,000 for each of 2015, 2016 and 2017.] The contributions earned with by the applicable NEO respect to the fourth quarter of 2015, 2016 and 2017, which were paid as of the first quarter of 2016, 2017 and 2018, respectively, are reflected in the year with respect to which they were earned (that is, 2015, 2016 and 2017, respectively).

(4)	Each of our NEOs’ all other compensation with respect to 2017 includes:

	Profit sharing trust contribution and share of forfeitures ($)	Health Savings Account Matching Contributions ($)	Charitable gift matching contributions ($)	Total ($)
Karen Colonias	27,402	500	—	27,902
Brian J. Magstadt	27,393	500	500	28,393
Roger Dankel	27,339	—	—	27,339
Ricardo M. Arevalo	27,339	—	1,000	28,339

(5)	Each of our NEOs’ all other compensation with respect to 2016 includes:

	Profit sharing trust contribution and share of forfeitures ($)	Cost of living adjustment ($)(#)	Charitable gift matching contributions ($)	Total ($)
Karen Colonias	27,044	—	—	27,044
Brian J. Magstadt	26,331	—	—	26,331
Roger Dankel	22,723	21,000	—	43,723
Ricardo M. Arevalo	22,723	24,500	1,000	48,223
(#)     In connection with Mr. Dankel’s promotion to President of North American Sales of Simpson Strong-Tie Company Inc. and Mr. Arevalo’s promotion to Chief Operating Officer of Simpson Strong-Tie Company Inc., both in July 2014, we agreed to provide each of them with a supplemental cost of living adjustment in the amount of $3,500 per month for a 24-month period. This supplemental cost of living adjustment expired in July 2016.

(6)	Each of our NEOs’ all other compensation with respect to 2015 includes:

	Profit sharing trust contribution and share of forfeitures ($)	Cost of living adjustment ($)	Reimbursement of personal income taxes related to relocation expenses ($)	Charitable gift matching contributions ($)	Total ($)
Karen Colonias	27,044	—	—	—	27,044
Brian J. Magstadt	25,580	—	—	1,000	26,580
Roger Dankel	22,074	42,000	—	200	64,274
Ricardo M. Arevalo	22,074	42,000	2,301	2,000	68,375
(#)    In connection with Mr. Dankel’s promotion to President of North American Sales of Simpson Strong-Tie Company Inc. and Mr. Arevalo’s promotion to Chief Operating Officer of Simpson Strong-Tie Company Inc., both in July 2014, we agreed to provide each of them with a supplemental cost of living adjustment in the amount of $3,500 per month for a 24-month period. This supplemental cost of living adjustment expired in July 2016.
Grants of Plan-Based Awards
The following table summarizes the cash awards granted to our NEOs during 2017 under our Executive Officer Cash Profit Sharing Plan (the “EOCPS Plan”) and the equity awards under our current equity incentive plan, the amended and restated 2011 incentive plan (the “2011 Incentive Plan”). The Compensation and Leadership Development Committee (the “CLDC”) approved the cash awards to our NEOs because our 2017 annual and quarterly operating profits exceeded the qualifying levels established by the CLDC at the beginning of 2017. The CLDC approved the restricted stock unit awards to our NEOs because we achieved our 2016 operating profit goal approved by the CLDC at the beginning of 2016.

								All other stock awards:
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Number of shares of stock or units(3)	Grant date fair value of stock Awards(4)
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	($)
Karen Colonias		—	740,000	1,480,000
	2/4/2017(2)				17,937	35,874	33,552		1,276,373
	2/4/2017(3)							24,900	870,504
Brian J. Magstadt		—	250,000	500,000
	2/4/2017(2)				10,390	20,781	13,980		739,382
	2/4/2017(3)							10,375	362,710
Roger Dankel		—	230,000	460,000
	2/4/2017(2)				7,270	14,541	9,792		517,363
	2/4/2017(3)							7,260	253,810
Ricardo M. Arevalo		—	230,000	460,000
	2/4/2017(2)				7,270	14,541	9,792		517,363
	2/4/2017(3)							7,260	253,810

(1)
Amounts in these columns reflect the target and maximum amounts that could become payable under the EOCPS Plan for each of our NEOs with respect to 2017. The 2017 EOCPS awards did not have a threshold value. Actual amounts payable to our NEOs under the EOCPS Plan were determined based on the level at which our quarterly qualified operating profit exceeded the qualifying level for the applicable quarter or year. See “Executive Compensation Analysis - Executive Officer Cash Profit Sharing (EOCPS) Awards” above.

(2)
Amounts reflect the threshold, target and maximum number of performance-based restricted stock units (“PSUs”) of our shares of common stock that could be earned pursuant to each of our NEOs’ 2017 PSU awards. The target number of shares includes an upwards adjustment of 1.5% for each of our NEOs based on the accounting fair value of the initially decided performance goals as of the award date. Our

NEOs’ PSU awards are subject to two types of performance goals: one set of goals based on our revenue growth, and another set of goals based on the return on our shareholders’ invested capital. The threshold amounts are calculated, assuming that the threshold levels of both types of performance goals would be achieved. The actual amounts of PSUs that could be earned pursuant to our NEOs’ 2017 PSU awards, therefore, could be less than the threshold amounts if only one of the threshold levels is achieved. In addition, no fractional shares will be issued pursuant to any PSU award. See “Compensation Discussion and Analysis - Long-Term Equity Awards - Our NEOs’ 2017 PSU Awards” above.

(3)
Amounts reflect the actual number of time-based restricted stock units (“RSUs”) of our shares of common stock granted as being subject to continued vesting. On February 4, 2017, the CLDC determined that our 2016 operating profit goal had been met, resulting in 24,900 RSUs being granted to Ms. Colonias and 10,375, 7,260 and 7,260 RSUs being granted to by each of Messrs. Magstadt, Dankel and Arevalo, respectively. See “Executive Compensation Analysis - Long-Term Equity Awards - Our NEOs’ 2017 RSU Awards” above.

(4)
The amounts in this column reflect the grant date fair value of the equity awards granted to our NEOs in 2017 computed in accordance with FASB Accounting Standards Codification Topic 718. The grant date fair value of 2017 RSU awards was computed as $34.96 per share, based on the closing price of our common stock reported by the NYSE at the close of trading on February 3, 2017, discounted for dividends that the RSU awards did not participate in. The grant date fair value of 2017 PSU awards was computed as $35.58 per unit, based on the closing price of our common stock reported by the NYSE at the close of trading on February 3, 2017, using a Monte Carlo simulation pricing model. For a discussion of the valuation assumptions used in determining the grant date fair value of these awards, see Note 2 “Stock-Based Compensation” of the Notes to Consolidated Financial Statements included in our Annual Report to Shareholders on Form 10-K for the period ended December 31, 2017.

CEO Pay Ratio

We believe our executive compensation to be internally consistent and equitable to motivate our employees to create shareholder value. We are committed to internal pay equity, and the Compensation and Leadership Development Committee monitors the relationship between the pay our executive officers receive and the pay our non-managerial employees receive. The Compensation and Leadership Development Committee reviewed a comparison of CEO pay to the pay of all our employees in 2017.
69:1 CEO Pay Ratio

Our CEO to median employee pay ratio disclosed in this Proxy Statement is calculated pursuant to Item 402(u) of Regulation S-K. We identified the median employee by examining the 2017 total compensation (as defined under Item 402(u)), based on our payroll records, for all individuals (excluding our CEO) who were employed by us, including our consolidated subsidiaries, on December 31, 2017, the last day of our payroll year. We included all employees, whether employed on a full-time, part-time, or seasonal basis. We also used widely recognized tests that the Company would otherwise use to determine whether its workers are employees (including the relevant employment or tax law standards and recognized tests under the laws of foreign countries normally used to determine whether local workers in such countries are employees).
We did not make any assumptions, adjustments, or estimates with respect to the calculation of total compensation, except we annualized the base salary pay for any full-time employees that were not employed by us for the entire 2017 payroll year. We used the average foreign exchange rate for all of 2017 when calculating total compensation for non-U.S. based employees. We calculated annual total compensation for such employee using the same methodology that we use for our named executive officers as set forth in the Summary Compensation Table above. Our CEO's 2017 total compensation was $3,427,810 and our median employee's 2017 total compensation was $49,661, which resulted in a pay ratio of approximately 69:1.
Outstanding Equity Awards at Fiscal Year End
As of December 31, 2017, our NEOs held the following restricted stock units awarded under the 2011 Incentive Plan:

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)(5)	Equity incentive plan awards: market value of shares or units of stock that have not vested ($)(4)
Karen Colonias	2/3/2014	5,490	(2)	315,181
	2/2/2015	20,588	(2)	1,181,957
	2/1/2016	13,625	(3)	782,211	33,552	1,926,220
	2/4/2017	18,675	(3)	1,072,132	43,048	2,471,386

Brian J. Magstadt	2/3/2014	2,274	(2)	130,550
	2/2/2015	8,525	(2)	489,420
	2/1/2016	5,675	(3)	325,802	13,980	802,592
	2/4/2017	7,782	(3)	446,765	24,937	1,431,633

Roger Dankel	2/2/2015	3,477	(2)	199,615
	2/1/2016	3,975	(3)	228,205	9,792	562,159
	2/4/2017	5,445	(3)	312,597	17,449	1,001,747

Ricardo M. Arevalo	2/2/2015	3,477	(2)	199,615
	2/1/2016	3,975	(3)	228,205	9,792	562,159
	2/4/2017	5,445	(3)	312,597	17,449	1,001,747
____________

(1)
Vesting of restricted stock units may be accelerated under certain circumstances. See “Executive Compensation Analysis - Long-Term Equity Awards” above and “Potential Payments on Termination or Change in Control” below.

(2)	Represent RSUs, 75% of which are scheduled to vest (or vested) on the third anniversary of the award date and 25% of which are scheduled to vest on the fourth anniversary of the award date.

(3)	Represent RSUs, 25% of which vested on the award date and 25% of which are scheduled to vest (or vested) on each of the first, second and third anniversary of the award date.

(4)	Calculated based on the $57.41 per share closing price of our common stock reported by the NYSE at the close of trading on December 31, 2017.

(5)
Represents the maximum number of PSUs that could vest subject to meeting the applicable performance goals. The number of PSUs that will actually vest will be determined following the performance period.

As of December 31, 2017, our NEOs did not hold outstanding options with respect to our common stock.
Stock Option Exercises and Stock Vested
The following table provides information on (i) the number of shares of our common stock for which options granted to each of our NEOs under our 1994 Stock Option Plan were exercised during 2017, and (ii) the number of shares of our common stock that vested during 2017 under restricted stock units granted to each of our NEOs pursuant to the 2011 Incentive Plan:

	Stock Option Awards		Stock Awards
	Number		Number
	of Shares Acquired on	Value Realized on	of Shares Acquired on	Value Realized on
Name	Exercise (#)	Exercise ($)(1)	Vesting (#)	Vesting ($)(2)
Karen Colonias	—	—	35,342	1,540,744
Brian J. Magstadt	—	—	13,711	597,903
Roger Dankel	4,000	49,396	4,091	178,489
Ricardo M. Arevalo	—	—	5,560	242,582
____________

(1)	Calculated by multiplying the number of shares exercised by the market value of such shares on the exercise date, less exercise price paid.

(2)	Calculated by multiplying the number of shares that vested by the market value of such shares on the vesting date.
No Pension Benefits
Except for a small number of employees in our recently acquired Swiss subsidiary, we do not currently have or plan to adopt any defined benefit deferred compensation programs, or supplemental executive retirement plans.
No Non-Qualified Deferred Compensation Plans
We do not currently maintain a non-qualified deferred compensation plan.
Potential Payments on Termination or Change in Control
We generally do not offer any severance payments or pay benefits after termination of employment. As discussed above under “Executive Compensation Analysis - Long-Term Equity Awards,” the vesting of a NEO’s outstanding restricted stock units, or a portion thereof, may accelerate on, following or in connection with (i) retirement after reaching certain age and/or service tenure conditions, (ii) death, (iii) disability or (iv) certain situations linked to a change in our control or a sale of our asset. On, following or in connection with the applicable NEO’s death, disability or retirement after reaching certain age and/or service tenure conditions, or a change in control or asset sale related situation, in each case assumed to have occurred on December 31, 2017, the potential payments that would be provided to each of our NEOs are as follows:

	Estimated Payments and Benefits Of Accelerated Stock Options and Restricted Stock Units In Connection With
	Retirement(1)(2)	Death(1)	Disability(1)	Change in Control(1)(3)
Name	($)	($)	($)	($)
Karen Colonias	2,569,270	7,749,087	7,749,087	7,749,087
Brian J. Magstadt	—	3,626,762	3,626,762	3,626,762
Roger Dankel	—	2,304,323	2,304,323	2,304,323
Ricardo M. Arevalo	512,212	2,304,323	2,304,323	2,304,323

{1}
Calculated based on the $57.41 per share closing price of our common stock reported by the NYSE at the close of trading on December 31, 2017. No material conditions or obligations are currently expected to apply to the receipt of payments on early-vesting of equity awards granted to our NEOs.

{2}	As of December 31, 2017, Ms. Colonias and Mr. Arevalo were the only NEOs eligible for retirement with respect to certain of their equity awards.

{3}	Includes potential payments in connection with a sale of our assets.
Under the 2011 Incentive Plan, or the applicable grant agreement, the vesting of our NEOs’ restricted stock unit awards may accelerate in four situations: (1) retirement after meeting certain age and/or service tenure conditions, (2) death, (3) disability, and (4) certain situations linked to a change in our control or a sale of our asset. In addition, the CLDC may cause awards granted under the 2011 Incentive Plan, including awards granted to our NEOs, to vest earlier in certain other situations.
To increase the compatibility of the PSU and RSU awards with the Internal Revenue Code section 409A and avoid potential negative tax implications for the recipient and the Company, our NEOs’ 2017 grant agreements provide that, in case the applicable NEO’s RSU awards vest ahead of schedule and are determined by the CLDC to be subject to section 409A, they may only be paid out in the enumerated situations as allowed under section 409A. In particular, in case the applicable NEO is a specified employee under section 409A, his or her RSU awards cannot be paid out until the date that is six months after the employee’s separation of service, which generally is when the employee completely stops working for the Company and its subsidiaries. Similarly, irrespective of when the PSU awards vest, they may only be paid out following the last day of the applicable vesting period after the performance-measurement period has concluded. In addition, while still providing for early vesting in case of death or disability, our NEOs’ 2017 grant agreements provide that, for the PSU or RSU awards to vest ahead of schedule, a NEO may retire at age 55, but only after having worked at the Company or its subsidiaries for 15 years. For each year, however, that the recipient delays his or her retirement after reaching age 55, he or she may work one year less and still retire with accelerated vesting.
The 2011 Incentive Plan currently defines “change in control” as any of the following transactions; (i) the consummation of a consolidation or merger of the Company in which the Company is not the surviving corporation; (ii) the consummation of a reverse merger in which the Company is the surviving corporation but the shares of our common stock outstanding immediately preceding such reverse merger are converted by virtue of such reverse merger into other property, whether securities, cash or otherwise; or (iii) the approval by our shareholders of a plan or proposal for the dissolution and liquidation of the Company; provided that a “change in control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of related transactions immediately following which the record holders of our common stock immediately before such transaction or transactions continue to have substantially the same proportionate ownership in an entity that owns all or substantially all of the assets of the Company immediately thereafter. Our NEOs’ 2017 grant agreements use a broader definition, “sale event,” to encompass both change in control and asset sale situations, and therefore override the 2011 Incentive Plan with respect to any change in control of the Company affecting the awards thereunder.
To provide a double-trigger mechanism as recommended by proxy advisors, under our NEOs’ 2017 grant agreements, for any PSU or RSU award to vest ahead of schedule upon a sale event, the applicable NEO’s employment or engagement with the Company and its subsidiaries (or the acquiring, surviving or resulting entity) will first need to be terminated, either by the officer for good reason or by his or her employer without cause within 2 years from the sale event. Our NEOs’ 2017 grant agreements use standard definitions for what constitutes good reason or cause that can typically be found in employment agreements. Under our NEOs’ 2017 grant agreements, before a NEO may quit for good reason, he or she will first need to provide written notice within 90 days of the underlying incident and inform his or her employer about the reason. In addition, the NEO has up to 30 days to cure following such notice. Similarly, for the Company, a subsidiary thereof, or the acquiring, surviving or resulting entity to terminate a NEO with cause, which results in forfeiture of the NEO’s PSU or RSU awards, the employer will need to provide notice and the NEO has up to 15 days to cure. In case of early vesting of our NEOs’ 2017 PSU awards, shares thereunder that could eventually vest in favor of the officer will be prorated based on the early-vesting date and the date when the applicable vesting period is scheduled to expire.
The 2011 Incentive Plan currently provides that on a change in control, if the surviving or resulting entity refuses to continue our NEOs’ PSU or RSU awards and does not substitute similar awards, and if the nature and terms of employment or engagement, including compensation and benefits, of the applicable NEO will change significantly as a result of the change in control, then the awards will vest ahead of schedule. The 2011 Incentive Plan, however, allows individual grant agreements to alter this default arrangement. Our NEOs’ 2017 grant agreements do not change the default rule under the 2011 Incentive Plan but additionally provide that, in the case of an asset sale, the PSU or RSU awards will vest ahead of schedule in certain situations, including where a recipient is not subsequently employed or engaged by the surviving or resulting entity or the successor to the business or there is a significant change in the nature and terms of the subsequent employment or engagement of the recipient.

DIRECTOR COMPENSATION
The following table provides information on compensation paid to our non-employee directors for the year ended December 31, 2017. The amounts shown include compensation for all services provided to us during 2017.

	Fees Earned or Paid in Cash	Equity Awards	All Other Compensation	Total
Name	($)	($)(1)	($)(2)	($)
James S. Andrasick	99,000	59,706	—	158,706
Michael A. Bless	51,750	59,706	—	111,456
Jennifer A. Chatman	83,000	59,706	1,000	143,706
Gary M. Cusumano	95,000	59,706	—	154,706
Celeste Volz Ford	75,000	59,706	—	134,706
Peter N. Louras, Jr.	137,500	59,706	—	197,206
Robin G. MacGillivray	97,000	59,706	1,000	157,706
____________
(1)     Reflects the value of restricted stock units granted on May 16, 2017, calculated by multiplying the maximum number of shares that may vest thereunder by the fair value per share of our common stock as of the award date in accordance with FASB Accounting Standards Codification Topic 718 “Compensation - Stock Compensation.” Each outside director’s equity award corresponded to the approximate amount of his or her 2017 annual retainer, and was valued at $41.52 per share, the closing price of our common stock reported by the NYSE at the close of trading on May 16, 2017. For a discussion of the valuation assumptions used in determining the grant date fair value of these awards, see Note 2 “Stock-Based Compensation” to the Consolidated Financial Statements included in our Annual Report to Shareholders on Form 10-K for the period ended December 31, 2017.

(2)	Represents matching contributions made by us for charitable gifts made by the director. We generally match up to $1,000 for gifts made to qualifying charities.
As of December 31, 2017, our outside directors held the following unvested restricted stock units that had been awarded under our 2011 Incentive Plan:

Name	Restricted Stock Units
James S. Andrasick	376
Michael A. Bless	—
Jennifer A. Chatman	376
Gary M. Cusumano	376
Celeste Volz Ford	376
Peter N. Louras, Jr.	376
Robin G. MacGillivray	376

As of December 31, 2017, our outside directors did not hold outstanding options with respect to our common stock.

The following table provides information for the year ended December 31, 2017, on the exercise of stock options granted to our directors under our 1995 Independent Director Stock Option Plan (now part of our 2011 Incentive Plan):

	Stock Option Awards
	Shares Acquired	Value Realized
Name	on Exercise (#)	on Exercise ($)(1)
Jennifer A. Chatman	5,000	145,836
Gary M. Cusumano	5,000	63,750
Robin G. MacGillivray	5,000	82,114
____________

(1)	Calculated by multiplying the number of shares exercised by the market value of such shares on the exercise date, less exercise price paid.
We pay each of our non-employee directors an annual cash retainer of $65,000. We pay the Chair of the Board an additional annual fee of $56,500 and we pay the Chair of each of the Audit Committee, the Compensation and Leadership Development Committee, the Acquisition and Strategy Committee and the Governance and Nominating Committee an additional annual fee of $10,000. The annual retainer is paid quarterly and the fees for the Chair of the Board and each of its committees are paid at the time of our annual meeting of shareholders each year, and are not prorated. Outside directors will also receive $2,000 for every day, in excess of 12 days during a single calendar year, that a Board and/or committee meeting is held. We also reimburse outside directors for expenses that they incur to attend Board and committee meetings or to participate in educational programs. We pay each outside director $3,000 per day and reimburse his or her expenses when he or she visits our facilities to observe operations.
Stock Ownership Guidelines for Outside Directors
In February 2015, the Compensation and Leadership Development Committee created stock ownership guidelines for each of our directors, who is not also an officer or employee. The guideline counts only our common stock owned by them and does not include their stock options or restricted stock units. Each of such directors has until 2020 to comply with this guideline. The guideline for the minimum value for stock ownership of the Company for each of such directors is computed as 3 times their annual cash retainer, which is currently $195,000. In addition, all of our directors are subject to and currently in compliance with our anti-hedging and anti-pledging policy that was adopted by the Board in 2017.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Transactions with Related Persons
Since January 1, 2017, other than the compensation arrangements discussed under “Executive Compensation” and “Director Compensation” above, we did not have any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers or holders of more than 5% of our common stock, or any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of, or person (other than a tenant or employee) sharing the household with, any of these individuals, had or will have a direct or indirect material interest.
In 2017, the Company paid Tacit Knowledge, a consultant on a software implementation project, $1.3 million for its services. The project started in 2015 and is expected to be continuing in 2018. Chris Andrasick, our director James S. Andrasick’s son, co-founded Tacit Knowledge in 2002. Tacit Knowledge was sold to Newgistics, Inc. (“Newgistics”) in 2013. Chris Andrasick was hired by Newgistics in 2013, as its Chief Strategy and Innovation Officer for Digital Commerce, but has had no financial interest in Tacit Knowledge since the 2013 acquisition, other than in his role as an officer of Newgistics. During 2017, Chris Andrasick left Newgistics to pursue other opportunities. Based on our review of payments made by the Company to Tacit Knowledge in prior years, such amounts were less than 0.5% of Newgistics’ consolidated gross revenues for the respective fiscal year; and accordingly, we have concluded the payments made by the Company in the year ended December 31, 2017 could not be significant to Tacit Knowledge or Newgistics. Our director Andrasick has had no financial interest in Tacit Knowledge.
Since 2016, Karen Colonias, the Company’s Chief Executive Officer, President and Director, has been a director of Reliance Steel & Aluminum Co. (“Reliance”). Reliance, through its subsidiaries, has been a provider of steel processing and handling services for the Company for several years. In 2017, the Company paid Reliance $0.6 million for its services. The relationship between the Company and Reliance is expected to be continuing in 2018. Pursuant to instructions to Item 404(a) of Regulation S-K, we do not deem Ms. Colonias to have a direct or indirect material interest in our relationship with Reliance solely because of her position as a director of Reliance.
Review, Approval or Ratification of Transactions with Related Persons
In 2018, the Board adopted a revised written Related Party Transactions Policy for the Company and all of its branches and subsidiaries, which applies to any transaction or series of transactions in which we or any of our branches or subsidiaries is a participant and covers our directors, NEOs and 5% shareholders. Pursuant to the Related Party Transactions Policy, the Nominating and Governance Committee or entire Board, as applicable, is responsible for review, approval, and ratification of transactions between the Company or its branches or subsidiaries and related persons. In addition to “related persons” defined in Item 404 of Regulation S-K, our Related Party Transactions Policy also cover members of our leadership team as designated by the Nominating and Governance Committee or Board from time to time. In accordance with the Related Party Transactions Policy, except for pre-approved transactions, if a transaction involves a covered employee (or an immediate family member thereof) and is valued at less than $1 million U.S. dollars, then a transaction review committee (the “TRC”), which serves as an advisory committee of the Company and generally include our Chief Financial Officer, or his or her designee, and outside counsel (provided that if the Chief Financial Officer is a related party, he or she will be replaced by another officer of the Company), will make recommendations to the Nominating and Governance Committee and the Nominating and Governance Committee will decide whether to approve or ratify the transaction; and if a transaction involves a director or a 5% shareholder (or an immediate family member thereof) or involves a covered employee (or an immediate family member thereof) but is valued at $1 million or more, the TRC will make recommendations to the Board, and the Board will decide whether to approve or ratify the transaction (provided that no director shall participate in any discussion or approval of a transaction for which he or she or any of his or her immediate family members is involved). In determining whether to approve, ratify, disapprove or reject a related party transaction, the Nominating and Governance Committee or Board will consider, among other factors, whether the transaction is entered into on terms no less favorable to us than terms generally available to an unaffiliated third-party under the same or similar circumstances; the results of an appraisal, if any; whether there was a bidding process and the results thereof; review of the valuation methodology used and alternative approaches to valuation of the transaction; and the extent of the related person’s interest in the transaction. All transactions identified in the “Transactions with Related Persons” above have been reviewed, approved or ratified by the Nominating and Governance Committee or Board and our then-current related-parties policies and procedures have been followed with respect to all such transactions.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act, requires our directors, officers and beneficial owners of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. SEC regulations require such reporting persons to furnish us with copies of all section 16(a) reports and amendments thereto that they file. Based solely on our review of the copies of such reports and amendments that we received and/or written representations from such reporting persons that no reports on Form 5 were required for them, we believe that in 2017 our directors, officers and 10% shareholders met all of the section 16(a) filing requirements regarding our common stock.
WHERE YOU CAN FIND MORE INFORMATION
We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC by going to our website, the address of which is http://www.simpsonmfg.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated by reference.
Shareholders may express their views regarding the topics raised in this Proxy Statement or other matters directly to the Company through written communications sent directly to the attention of the Board, any individual director or the non-employee directors as a group, by written communications addressed to our Secretary, at Simpson Manufacturing Co., Inc., 5956 W. Las Positas Blvd., Pleasanton, California, 94588.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single copy of the proxy materials addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you and other shareholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker. You may also call (866) 540-7095 or write to: Householding Department, Broadridge, 51 Mercedes Way, Edgewood, New York 11717, and include your name, the name of your broker or other nominee, and your account number(s). If you share an address with another shareholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us in writing to our Secretary at Simpson Manufacturing Co., Inc., 5956 W. Las Positas Blvd., Pleasanton, California, 94588 and we will deliver a separate copy to you promptly.
OTHER BUSINESS
As of the date of this Proxy Statement, we are not aware of any matters that are expected to come before the 2018 Annual Meeting other than those described in this Proxy Statement. If any other matter should be presented at the 2018 Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Board will be voted with respect thereto at the discretion of the persons named as proxies in the enclosed proxy card.
DISCLAIMER REGARDING INCORPORATION BY REFERENCE OF THE REPORTS OF
THE AUDIT AND COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEES
ANY INFORMATION SHOWN IN THE SECTIONS ENTITLED “REPORT OF THE AUDIT COMMITTEE” AND “REPORT OF THE COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE” SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING BY SIMPSON MANUFACTURING CO., INC. WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT SIMPSON MANUFACTURING CO., INC. INCORPORATES THE INFORMATION BY SPECIFIC REFERENCE, AND SUCH INFORMATION SHALL NOT OTHERWISE BE DEEMED “SOLICITING MATERIAL” OR “FILED” UNDER SUCH ACTS.
SHAREHOLDER PROPOSALS AND PROXY ACCESS NOTICES
Proposals of shareholders for inclusion in the Company’s proxy statement for the 2019 annual meeting of shareholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) must satisfy the requirements of Rule 14a-8 and be received by the Secretary, Simpson Manufacturing Co., Inc., 5956 W. Las Positas Blvd., Pleasanton, California, 94588, no later than November 13, 2018.
Nominations for director elections (other than shareholder nominees submitted for inclusion in the Company’s proxy materials pursuant to the proxy access provision of our Bylaws) or other business proposals that shareholders of the Company wish to put before the shareholders of the Company at the 2019 annual meeting of shareholders must meet the requirements of Article II, Section 5 of our Bylaws and must be received by the Secretary of the Company, at the address stated above, not less than 75 days nor more than 90 days prior to the meeting. However, in the event that less than 85 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the 2019 annual meeting was mailed or such public disclosure was made.
Notices for submitting nominees for election to the Board and being included in the Company’s proxy materials for the 2019 annual meeting of shareholders pursuant to the proxy access provision (Article II, Section 9) of our Bylaws must meet the requirements thereunder and must be received by the Secretary of the Company, at the address stated above, not earlier than the close of business on October 14, 2018 nor later than the close of business on November 13, 2018; provided, however, that in the event that the date of the 2019 annual meeting of shareholders is more than 30 days before or more than 60 days after March 13, 2019, such notices must be so received by our Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.
BY ORDER OF THE BOARD
Brian J. Magstadt
Secretary
TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE BY TELEPHONE OR THE INTERNET AS INSTRUCTED ON THE PROXY OR THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU CAN REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED.

ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K
UPON WRITTEN REQUEST TO OUR SECRETARY, SENT TO:
SIMPSON MANUFACTURING CO., INC.
5956 W. Las Positas Blvd.
Pleasanton, California 94588
WE WILL PROVIDE YOU, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT TO SHAREHOLDERS ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2017, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENTS SCHEDULES FILED THEREWITH, ACCOMPANIED BY A LIST BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. PROVISION OF SUCH EXHIBITS WILL BE SUBJECT TO THE ADVANCE PAYMENT OF OUR REASONABLE EXPENSES IN FURNISHING THE EXHIBITS.

© 2016 Simpson Manufacturing Co., Inc. P71198 PR16

SIMPSON Manufacturing COMPANY

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m., Eastern Time, on April 23, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on April 23, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. Your Internet or telephone vote authorizes the named proxies to vote these shares in the same manner as if you marked, signed and returned your proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E39734-P02073

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SIMPSON MANUFACTURING CO., INC.

The Board of Directors recommends you vote FOR the following nominees:

Nominees:	For	Against	Abstain
1a. Karen Colonias	☐	☐	☐
1b. Celeste V. Ford	☐	☐	☐
1c. Michael A. Bless	☐	☐	☐
1d. Jennifer A. Chatman	☐	☐	☐
1e. Robin G. MacGillivray	☐	☐	☐
1f. Philip E. Donaldson	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3:	For	Against	Abstain
2. Ratify the Board of Directors' selection of Grant Thornton LLP as the Company's independent registered public accounting firm for 2018.	☐	☐	☐
3. Approve, on an advisory, non-binding basis, the compensation of the Company's named executive officers.	☐	☐	☐

NOTE: Unless otherwise specified, this proxy will be voted for the nominees listed above in proposal 1 as directors and for proposals 2 and 3 and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

The Notice of the Annual Meeting, the Proxy Statement of the Board of Directors and the Annual Report of Simpson Manufacturing Co., Inc. are available

HTTPS://MATERIALS.PROXYVOTE.COM/829073

E39735-P02073

SIMPSON MANUFACTURING CO., INC.
ANNUAL MEETING OF SHAREHOLDERS
April 24, 2018, 2:00 p.m., Pacific Daylight Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SIMPSON MANUFACTURING CO., INC.

The undersigned holder of common stock of Simpson Manufacturing Co., Inc., revoking all proxies heretofore given by the undersigned with respect to such common stock, hereby appoints Peter N. Louras, Jr. and Karen Colonias, and each of them, as the true and lawful proxies of the undersigned, with full power of substitution and re-substitution, to each independently and without the other, vote, on behalf of the undersigned, all shares of common stock of Simpson Manufacturing Co., Inc., that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 2:00 p.m., Pacific Daylight Time, on April 24, 2018, at 5956 W. Las Positas Blvd., Pleasanton, California, and at all postponements and adjournments thereof (the "2018 Annual Meeting"). The undersigned hereby authorizes and instructs each of said proxies to vote on Proposals 1-3 as indicated on the reverse side hereof, and in accordance with their best judgment in connection with such other business (including in the event that any director nominee named in this proxy card is unwilling or unable to serve, the election of any substitute therefor designated by either of said proxies) as may properly come before the 2018 Annual Meeting. If the undersigned signs and returns this proxy card but does not specify how the proxy is to be voted, all shares of common stock of Simpson Manufacturing Co., Inc., that the undersigned is entitled to vote at the 2018 Annual Meeting will be voted in accordance with the recommendations of the Board of Directors of Simpson Manufacturing Co., Inc., as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESIGNATED ON THE REVERSE SIDE. IN THE ABSENCE OF SPECIFIC INSTRUCTIONS APPEARING ON THE PROXY, THIS PROXY WILL BE VOTED "FOR" EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

The undersigned acknowledges receipt with this proxy card of a copy of the following proxy materials for the April 24, 2018, 2:00 p.m., Pacific Daylight Time, Annual Meeting: the Notice of Annual Meeting of Shareholders, the Proxy Statement of the Board of Directors and the Annual Report of Simpson Manufacturing Co., Inc.

Continued and to be signed on reverse side

*** Exercise Your *Right* to Vote ***

**SIMPSON MANUFACTURING CO., INC.
(THE "COMPANY")**

SIMPSON Manufacturing COMPANY

Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 26, 2018
Date: April 24, 2018 **Time:** 2:00 PM PDT
Location: 5956 W. Las Positas Blvd.
Pleasanton, California 94588

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

E39736-P02073

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

E39737-P02073

Voting Items

The Board of Directors recommends you vote FOR the following nominees:

Nominees:

1a. Karen Colonias

1b. Celeste V. Ford

1c. Michael A. Bless

1d. Jennifer A. Chatman

1e. Robin G. MacGillivray

1f. Philip E. Donaldson

The Board of Directors recommends you vote FOR proposals 2 and 3:

NOTE: Unless otherwise specified, this proxy will be voted for the nominees listed above in proposal 1 as directors and for proposals 2 and 3 and will be voted in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

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